STATEMENT OF ADDITIONAL INFORMATION

BLACKROCK LIQUIDITY FUNDS

100 Bellevue Parkway, Wilmington, Delaware 19809 • Phone No. (800) (821-7432)

This Statement of Additional Information of BlackRock Liquidity Funds (the “Trust”) is not a prospectus and should be read in conjunction with each of the current prospectuses dated February 26, 2010 for: (i) the Administration, Cash Management, Cash Reserve, Dollar, Institutional, Premier Choice, Private Client and Select Shares of TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund (collectively, the “Funds”); (ii) the Cash Plus Shares of TempCash, FedFund, MuniCash, California Money Fund and New York Money Fund; and (iii) the Plus Shares of TempFund, T-Fund, MuniFund, California Money Fund and New York Money Fund of the Trust, as they may from time to time be supplemented or revised. No investment in shares should be made without reading the appropriate prospectus. This Statement of Additional Information is incorporated by reference in its entirety into each prospectus. Copies of the prospectuses and Annual Report for each of the Funds may be obtained, without charge, by writing the Trust, 100 Bellevue Parkway, Wilmington, DE 19809 or calling BlackRock Liquidity Funds at (800) 821-7432. The audited financial statements of each of the Funds are incorporated into this Statement of Additional Information by reference to the Funds’ 2009 Annual Report.

BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION — MANAGER

BLACKROCK INVESTMENTS, LLC — DISTRIBUTOR

The date of this Statement of Additional Information is February 26, 2010

Fund	Ticker Symbol	Fund	Ticker Symbol

TempFund		TempCash

Administration Shares	BTMXX	Administration Shares	—

Cash Management Shares	BRTXX	Cash Management Shares	—

Cash Reserve Shares	BRRXX	Cash Plus Shares	—

Dollar Shares	TDOXX	Cash Reserve Shares	—

Institutional Shares	TMPXX	Dollar Shares	TCDXX

Plus Shares	—	Institutional Shares	TMCXX

Premier Choice Shares	—	Premier Choice Shares	—

Private Client	BTVXX	Private Client Shares	—

Select Shares	BTBXX	Select Shares	—

Premier Shares	BFPXX	Premier Shares	—

FedFund		T-Fund

Administration Shares	BLFXX	Administration Shares	BTAXX

Cash Management Shares	—	Cash Management Shares	BPTXX

Cash Plus Shares	—	Cash Reserve Shares	—

Cash Reserve Shares	BFRXX	Dollar Shares	TFEXX

Dollar Shares	TDDXX	Institutional Shares	TSTXX

Institutional Shares	TFDXX	Plus Shares	—

Premier Choice Shares	—	Premier Choice Shares	BCHXX

Private Client Shares	BRPXX	Private Client Shares	BPVXX

Select Shares	BFBXX	Select Shares	BSLXX

Premier Shares	BUPXX	Premier Shares	BEMXX

Fund	Ticker Symbol	Fund	Ticker Symbol

Federal Trust Fund		Treasury Trust Fund

Administration Shares	BFTXX	Administration Shares	BITXX

Cash Management Shares	—	Cash Management Shares	BTCXX

Cash Reserve Shares	—	Cash Reserve Shares	—

Dollar Shares	TSDXX	Dollar Shares	TTDXX

Institutional Shares	TFFXX	Institutional Shares	TTTXX

Premier Choice Shares	—	Premier Choice Shares	—

Private Client Shares	—	Private Client Shares	—

Select Shares	—	Select Shares	—

Premier Shares	—	Premier Shares	—

MuniFund		MuniCash

Administration Shares	BIAXX	Administration Shares	—

Cash Management Shares	BCMXX	Cash Management Shares	BRCXX

Cash Reserve Shares	BMFXX	Cash Plus Shares	—

Dollar Shares	MFDXX	Cash Reserve Shares	—

Institutional Shares	MFTXX	Dollar Shares	MCDXX

Plus Shares	—	Institutional Shares	MCSXX

Premier Choice Shares	—	Premier Choice Shares	—

Private Client Shares	BMPXX	Private Client Shares	—

Select Shares	BMBXX	Select Shares	—

Premier Shares	BLSXX	Premier Shares	—

California Money Fund		New York Money Fund

Administration Shares	BLCXX	Administration Shares	BLNXX

Cash Management Shares	BCCXX	Cash Management Shares	BLYXX

Cash Plus Shares	—	Cash Plus Shares	—

Cash Reserve Shares	—	Cash Reserve Shares	—

Dollar Shares	MUDXX	Dollar Shares	BPDXX

Institutional Shares	MUCXX	Institutional Shares	MUNXX

Plus Shares	—	Plus Shares	—

Premier Choice Shares	—	Premier Choice Shares	—

Private Client Shares	BCAXX	Private Client Shares	BYPXX

Select Shares	BCBXX	Select Shares	BIBXX

Premier Shares	BLBXX	Premier Shares	BNBXX

GENERAL INFORMATION

BlackRock Liquidity Funds (the “Trust”) was organized as a Delaware statutory trust on October 21, 1998. It is the successor to the following five investment companies: (1) Temporary Investment Fund, Inc.; (2) Trust for Federal Securities; (3) Municipal Fund for Temporary Investment; (4) Municipal Fund for California Investors, Inc. and (5) Municipal Fund for New York Investors, Inc. (collectively the “Predecessor Companies”). The Predecessor Companies were comprised of the Trust’s ten existing portfolios: TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund, and New York Money Fund (each, a “Fund” and collectively, the “Funds”).

The Funds commenced operations as follows: TempFund — October 1973; TempCash — February 1984; FedFund — October 1975; T-Fund — March 1980; Federal Trust Fund — December 1990; Treasury Trust Fund — May 1989; MuniFund — February 1980; MuniCash — February 1984; California Money Fund — February 1983; and New York Money Fund — March 1983.

On February 10, 1999, each of the Funds was reorganized into a separate series of the Trust. The Trust is an open-end management investment company. Currently, the Trust offers shares of each of the ten Funds. Each Fund is diversified, with the exception of the California Money Fund and New York Money Fund, which are classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Funds offers a class of Shares to institutional investors (“Institutional Shares”). In addition, each of the Funds offers to institutional investors, such as banks, savings and loan associations and other financial institutions (“Service Organizations”), four separate classes of shares: Administration Shares, Cash Management Shares, Cash Reserve Shares and Dollar Shares. TempCash, FedFund, MuniCash, California Money Fund and New York Money Fund offer Cash Plus Shares to Service Organizations that provide assistance in the sale of shares and institutional services to their customers. TempFund, T-Fund, MuniFund, New York Money Fund and California Money Fund offer Plus Shares to broker-dealers who provide assistance in the sale of shares and institutional services to their customers. Each of the Funds also offers Premier Shares, Premier Choice Shares, Private Client Shares and Select Shares.

On January 29, 2001, the Trust changed its name from “Provident Institutional Funds” to “BlackRock Provident Institutional Funds.” On January 28, 2004, the Trust changed its name from “BlackRock Provident Institutional Funds” to “BlackRock Liquidity Funds.” On February 21, 2008, the Funds changed the names of certain share classes as follows: “Bear Stearns Shares” were renamed “Select Shares”; “Bear Stearns Private Client Shares” were renamed “Private Client Shares”; “Bear Stearns Premier Shares” were renamed “Premier Shares”; and “Bear Stearns Premier Choice Shares” were renamed “Premier Choice Shares”.

INVESTMENT STRATEGIES, RISKS AND POLICIES

Portfolio Transactions

Subject to the general control of the Trust’s Board of Trustees (“Board” or “Trustees”), BlackRock Institutional Management Corporation (“BIMC” or the “Manager”), the Trust’s investment manager, is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds. BIMC purchases portfolio securities for the Funds either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually without brokerage commissions. In making portfolio investments, BIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, BIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the Funds with research advice or other services.

Investment decisions for each Fund are made independently from those of the other Funds or other investment company portfolios or accounts advised or managed by BIMC. Such other portfolios may also invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time and price on behalf of such other portfolios, transactions are allocated as to amount, in a manner which BIMC believes to be equitable to each Fund and its customers who also are acquiring securities. In some instances, this investment procedure may affect the size of the position obtained for a Fund. To the extent permitted by law, BIMC may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other portfolios in order to obtain best execution.

The Funds will not execute portfolio transactions through or acquire portfolio securities issued by BIMC, The PNC Financial Services Group, Inc. (“PNC”), PNC Global Investment Servicing (U.S.), Inc. (“PNC GIS”), an indirect wholly owned subsidiary of PNC, BlackRock Investments, LLC (“BRIL”) or any affiliated person (as such term is defined in the 1940 Act) of any of them, except to the extent permitted by the Securities and Exchange Commission (the “SEC”). In addition, with respect to such transactions, securities, deposits and agreements, the Funds will not give preference to Service Organizations with whom a Fund enters into agreements concerning the provision of support services to customers who beneficially own Administration Shares, Cash Management Shares, Cash Plus Shares, Cash Reserve Shares, Dollar Shares, Plus Shares, Premier Shares, Premier Choice Shares, Private Client Shares and Select Shares.

The Funds generally do not intend to seek profits through short-term trading, however Federal Trust Fund and Treasury Trust Fund may engage in short-term trading for liquidity purposes. Each Fund’s annual portfolio turnover will be relatively high because of the short-term nature of securities that the Funds are permitted to hold under SEC rules. However, this turnover is not expected to have a material effect on a Fund’s net income. Each Fund’s portfolio turnover rate is expected to be zero for regulatory reporting purposes.

Investment Strategies and Policies

The following supplements information contained in the prospectuses concerning the Funds’ investment strategies and/or policies. To the extent an investment policy is discussed in this Statement of Additional Information but not in the prospectuses, such policy is not a principal policy of the Funds. Except as indicated, the information below relates only to those Funds that are authorized to invest in the instruments or securities described below.

Banking Industry Obligations. For purposes of TempFund’s and TempCash’s investment policies, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign banks in which TempFund and TempCash may invest include Eurodollar Certificates of Deposit (“ECDs”) which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”) which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”) which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit (“Yankee CDs”) which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.

Commercial Paper. TempFund and TempCash may purchase commercial paper that is rated at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations (“NRSROs”) that rate such security (or its issuer) (for TempFund, by all NRSROs that rate the security), such as Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). Commercial paper purchasable by TempFund and TempCash includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as TempFund or TempCash through or with the assistance of dealers who make a market in Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act (see “Restricted and Other Illiquid Securities” below).

Domestic Issuers. The Trust considers any issuer organized under the laws of a United States jurisdiction to be a United States issuer, and for purposes of TempFund’s investments, the Trust considers an issuer to be a United States domestic issuer even if it is organized outside of a United States jurisdiction if the underlying credit support for the issuer’s security is provided by an entity organized under the laws of a United States jurisdiction.

Funding Agreements. TempFund and TempCash may invest in guaranteed investment contracts and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index (in most cases this index is expected to be the London InterBank Offered Rate). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Each Fund will only purchase funding agreements from highly rated insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Manager under guidelines approved by the Board. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Inflation Risk. Like all mutual funds, the Funds are subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline as can the value of a Fund’s distributions.

Interest Rate Risk. The value of fixed income securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.

Investment Company Securities. The Funds may invest in securities issued by other open-end or closed-end investment companies as permitted by the 1940 Act. Investments in other investment companies may cause a Fund (and, indirectly, the Fund’s shareholders) to bear proportionately the costs incurred in connection with the other investment companies’ operations. With respect to MuniFund, MuniCash, California Money Fund, and New York Money Fund, these investments may include, as consistent with a Fund’s investment objectives and policies, certain variable rate demand securities issued by closed-end funds, which invest primarily in portfolios of taxable or tax-exempt securities. It is anticipated that the payments made on the variable rate demand securities issued by closed-end municipal bond funds will be exempt from federal income tax and, with respect to any such securities issued by single state municipal bond funds, exempt from the applicable state’s income tax. Except as otherwise permitted under the 1940 Act, each Fund currently intends to limit its investments in other investment companies so that, as determined immediately after a security purchase is made: (a) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (b) not more than 10% of the Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting securities of any one investment company will be owned by the Fund. A Fund, as discussed below in “Investment Limitations,” may invest all of its assets in an open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

Loan Participations. TempFund and TempCash may purchase loan participations. Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. TempFund and TempCash may purchase interests in loan participations for which the underlying loan is issued by borrowers in whose obligations the Funds are permitted to invest. Such loan participations may have a demand provision that permits the Fund to require repayment within seven days. However, participations may not have such a demand provision and may not be otherwise marketable. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

Mortgage-Related and Other Asset-Backed Securities. TempFund, TempCash and FedFund may purchase mortgage related and other asset-backed securities. Mortgage-related securities include fixed and adjustable rate Mortgage Pass-Through Certificates, which provide the holder with a share of the interest and principal payments on a pool of mortgages, ordinarily backed by residential properties. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Pass-Through Certificates guaranteed by the Government National Mortgage Association (“Ginnie Mae”) (such certificates are also known as “Ginnie Maes”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae, whose guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are guaranteed as to timely payment of principal and interest by Fannie Mae. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of Fannie Mae to borrow from the U.S. Treasury Department. Fannie Mae was established as a federal agency in 1938 and in 1968 was chartered by Congress as a private shareholder-owned company. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a stockholder-owned corporation chartered by Congress in 1970. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. While Freddie Mac generally does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both Fannie Mae and Freddie Mac.

A Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out their duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.

TempCash only may invest in classes of collateralized mortgage obligations (“CMOs”) deemed to have a remaining maturity of 13 months or less in accordance with the requirements of Rule 2a-7 under the 1940 Act. Each class of a CMO, which frequently elects to be taxed as a real estate mortgage investment conduit (“REMIC”), represents a direct ownership interest in, and the right to receive a specified portion of, the cash flow consisting of interest and principal on a pool of residential mortgage loans or mortgage pass-through securities (“Mortgage Assets”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including Ginnie Mae, Fannie Mae and Freddie Mac, or issued by trusts formed by private originators of, or investors in, mortgage loans. Classes in CMOs which TempCash may hold are known as “regular” interests. TempCash may also hold “residual” interests, which in general are junior to and significantly more volatile than “regular interests”. The residual in a CMO structure generally represents the interest in any excess cash flow or tax liability remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. The market for CMOs may be more illiquid than that of other securities. TempCash currently intends to hold CMOs only as collateral for repurchase agreements.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

PACs are parallel pay REMIC pass-through or participation certificates (“REMIC Certificates”), which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or companion tranches) tend to have market prices and yields that are more volatile than the PAC classes.

TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however,

remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular CMO class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

TempFund and TempCash may also invest in non-mortgage asset-backed securities (e.g., backed by installment sales contracts, credit card receivables or other assets). Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

Municipal Obligations. TempFund, TempCash, MuniFund, MuniCash, California Money Fund and New York Money Fund may purchase municipal obligations. Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities (“Municipal Obligations”). Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if, in the opinion of counsel to the issuer, the interest paid thereon is (subject to the federal alternative minimum tax) exempt from regular federal income tax.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, the Tax Reform Act of 1986 required that interest on certain private activity bonds be included in an investor’s alternative minimum taxable income, and that corporate investors include all tax-exempt interest in the calculation of adjusted current earnings for purposes of determining the corporation’s alternative minimum tax liability. However, most bonds issued in 2009 and 2010 have been excluded from these rules by the American Recovery and Reinvestment Act of 2009. Future legislative proposals, if enacted into law, regulations, rulings or court decisions may cause interest on Municipal Obligations to be subject, directly or indirectly, to federal income taxation or may cause interest on Municipal Obligations that are presently exempt from state and local taxation to be subject to state or local income taxation, or the value of such Municipal Obligations to be subject to state or local intangible personal property tax, or may otherwise prevent a Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in a Fund. The Trust cannot predict what legislation or regulations, if any, may be proposed in Congress or promulgated by the U.S. Treasury Department or by various states as regards the federal, state or local income tax exemption of interest on such obligations or the impact of such legislative and regulatory activity on such exemption.

The two principal classifications of Municipal Obligations which may be held by the Funds are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the municipal issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Funds’ portfolios may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and ratings may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Funds, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Manager will consider such an event in determining whether the Funds should continue to hold the obligation.

An issuer’s obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors generally, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

Among other types of Municipal Obligations, the Funds may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in other types of instruments the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax, including general obligation and private activity bonds, provided they have remaining maturities of 13 months or less at the time of purchase.

TempFund, TempCash, MuniFund, MuniCash, California Money Fund and New York Money Fund may hold derivatives that, in the opinion of counsel to the issuer, are tax-exempt, and which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond’s fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Funds may hold tax-exempt derivatives, such as participation interests and custodial receipts, for Municipal Obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on derivatives in the form of custodial receipts is tax-exempt, and accordingly, purchases of any such receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Funds nor the Manager will independently review the underlying proceedings related to the creation of any tax-exempt derivatives or the bases for such opinion.

Before purchasing a tax-exempt derivative for such Funds, the Manager is required by the Funds’ procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Funds’ Rule 2a-7 procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the Manager will review periodically the entity’s relevant financial information.

Repurchase Agreements. TempFund, TempCash, FedFund, T-Fund and Treasury Trust Fund may enter into repurchase agreements. In a repurchase agreement, a Fund purchases securities from financial institutions, such as banks and broker-dealers, which must be deemed creditworthy by the Manager, subject to the seller’s agreement to repurchase them at an agreed upon time and price. The securities subject to a repurchase agreement may bear maturities exceeding 13 months, provided the repurchase agreement itself matures in 13 months or less. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest and any accrued premium). In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. Government or its agencies or instrumentalities, obligations rated in the highest category by at least two NRSROs, or, if unrated, determined to be of comparable quality by BIMC. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. The ratings by NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity, and interest rate may have different market prices. The Appendix to this Statement of Additional Information contains a description of the relevant rating symbols used by NRSROs for commercial paper that may be purchased by each Fund. Collateral for repurchase agreements entered into by TempFund, TempCash and FedFund may also include classes of CMOs issued by agencies and instrumentalities of the U.S. Government, such as IOs and POs, residual interests, PAC certificates and TAC certificates. See “Mortgage-Related and Other Asset-Backed Securities” for ratings information about IOs, POs, PACs and TACs.

Irrespective of the type of collateral underlying the repurchase agreement, the Fund must determine that a repurchase obligation with a particular counterparty involves minimal credit risk to the Fund and otherwise satisfies the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the 1940 Act.

The repurchase price under the repurchase agreements described in the Funds’ prospectuses generally equals the price paid by that Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds’ custodian or sub-custodian, or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act, and for tax purposes generally. It is not clear whether for other purposes a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by a Fund to the seller.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral.

If, in the event of bankruptcy or insolvency proceedings concerning the seller of the securities, a court holds that the Fund does not have a perfected security interest in the securities, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Funds utilize custodians and subcustodians that the Manager believes follow customary securities industry practice with respect to repurchase agreements, and the Manager analyzes the creditworthiness of the obligor, in this case the seller of the securities. However, because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in the value of the securities or other collateral, in which case a Fund may not recover the full amount it paid for the securities and would retain the status of an unsecured creditor of the seller (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt of the defaulting seller) with respect to the amount of the shortfall. Certain Funds may enter into repurchase agreements that involve securities that would be subject to a court “stay” in the event of the seller’s bankruptcy or insolvency. A “stay” will prevent a Fund from selling the securities it holds under a repurchase agreement until permitted by a court. In these situations a Fund will be subject to greater risk that the value of the securities will decline before they are sold, and that the Fund will experience a loss.

Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, whether or not the seller is bankrupt or insolvent. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. It is possible that, with respect to certain repurchase agreements, a trustee for a bankrupt or insolvent seller could be able to demand the return of any additional securities that were previously delivered to the Fund for this purpose, and a Fund could incur a loss for this reason.

The Trust, the Manager and PNC have received exemptive relief (the “Order”) from the SEC permitting the Trust, in connection with PNC’s subsidiary banks’ same day sweep program, to engage in overnight repurchase transactions in which PNC, or any entity that controls, is controlled by or is under common control with PNC (collectively, the “PNC Companies”), is the counterparty. The Order requires that, among other things: (i) each repurchase agreement transaction be effected pursuant to a master repurchase agreement between the Trust and the participating PNC Companies; (ii) the PNC Companies maintain at all times in a segregated sub-custodian account, in the name of the Trust for the benefit of the applicable Fund, collateral having a value, when added to the value of the collateral collateralizing any overnight repurchase agreements the PNC Companies have outstanding at that time, at least equal to the amount necessary to collateralize fully repurchase agreements with the Trust on behalf of each applicable Fund in an amount equal to the maximum amount that may be invested by the Trust on behalf of the applicable Fund in repurchase agreements for which any of the PNC Companies is the counterparty (the “Maximum Purchase Amount”); (iii) the master repurchase agreement be collateralized only by securities that are, except as to maturity, first-tier securities that are eligible collateral for all of the applicable Funds under the applicable prospectuses and Statement of Additional Information and Rule 2a-7 under the 1940 Act and that enable the repurchase agreements to be treated as such under the United States Bankruptcy Code and analogous provisions of the United States banking laws; (iv) before any repurchase agreement is entered into pursuant to the Order, the Manager obtains and documents competitive quotations from at least two other dealers with respect to repurchase agreements comparable to the type of repurchase agreement involved, except that if quotations are unavailable from two such dealers only one other competitive quotation is required; (v) before entering into a transaction pursuant to the exemption, a determination is required in each instance, based upon the information available to the Manager, that the interest rate to be earned from the repurchase agreement to be entered into with any PNC Company is at least equal to that available from the repurchase agreements with respect to which quotes were obtained; (vi) the Trust limit the amount of each Fund’s net assets that may be invested pursuant to the Order with the PNC Companies to not more than 15% of a Fund’s net assets; (vii) PNC designate certain bank officers to be responsible for monitoring the daily operation of the sweep program and establish a committee comprised of such officers and PNC’s internal auditors to monitor the program, enforce procedures established to ensure compliance with the Order and report periodically to the Trust’s Board concerning such program; and (viii) the Trust’s Board establish procedures reasonably designed to ensure compliance with the Order’s conditions.

Restricted and Other Illiquid Securities. TempFund, TempCash, FedFund, T-Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund may each invest up to 10% of such Fund’s total assets in illiquid securities. Rule 144A under the 1933 Act allows for an institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to “qualified institutional buyers”. The Manager will monitor the liquidity of restricted and other illiquid securities under the supervision of the Board. In reaching liquidity decisions, the Manager will consider, inter alia, the following factors: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the Rule 144A security; (3) the number of dealers wishing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security; (5) the trading markets for the Rule 144A security; and (6) the nature of the Rule 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A security, the method of soliciting offers and the mechanics of the transfer).

Reverse Repurchase Agreements. Each of TempFund, TempCash, FedFund and T-Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Fund is temporarily borrowing money at an agreed upon interest rate from the purchaser of the security, and the security sold represents collateral for the loan.

A Fund’s investment of the proceeds of a reverse repurchase agreement involves the speculative factor known as leverage. A Fund may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain in a segregated account liquid securities at least equal to its purchase obligations under these agreements. The Manager will evaluate the creditworthiness of the other party in determining whether a Fund will enter into a reverse repurchase agreement. The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by a Fund with the proceeds of such an agreement may decline in value, although the Fund is obligated to repurchase the securities sold to the counterparty at the agreed upon price. In addition, the market value of the securities sold by a Fund may decline below the repurchase price to which the Fund remains committed.

Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. Each of TempFund, TempCash, FedFund and T-Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

Securities Lending. Each of TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund may lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will only be made to borrowers deemed by the Manager to be creditworthy.

Short-Term Trading. Federal Trust Fund and Treasury Trust Fund may seek profits through short-term trading and engage in short-term trading for liquidity purposes. Increased trading may provide greater potential for capital gains and losses, and also involves correspondingly greater trading costs which are borne by the Fund involved. The Manager will consider such costs in determining whether or not a Fund should engage in such trading. The portfolio turnover rate for the Funds is expected to be zero for regulatory reporting purposes.

Stand-By Commitments. TempFund, TempCash, MuniFund, MuniCash, California Money Fund and New York Money Fund may acquire stand-by commitments. Under a stand-by commitment, a dealer would agree to purchase at a Fund’s option specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by a Fund may also be referred to as “put” options.) Stand-by commitments for Municipal Obligations may be exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred, or assigned only with the instruments involved. A Fund’s right to exercise stand-by commitments will be unconditional and unqualified.

Special Considerations Regarding Foreign Investments. Investments by TempFund, TempCash, MuniFund, MuniCash, California Money Fund and New York Money Fund in securities issued or supported by foreign entities, including foreign governments, foreign banks and foreign branches of U.S. banks, or investments supported by such entities, may subject the Funds to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, interest limitations, the possible establishment of exchange controls, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks. A Fund will acquire U.S. dollar-denominated securities issued by foreign issuers, including foreign governments, foreign banks and foreign branches of U.S. banks, only when the Manager believes that the risks associated with such instruments are minimal.

U.S. Government Obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the

Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, Fannie Mae, Federal Financing Bank, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Freddie Mac, Farm Credit System and Tennessee Valley Authority. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such obligations of Ginnie Mae, Fannie Mae and Freddie Mac.

To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies, instrumentalities or U.S. Government sponsored enterprises. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies, instrumentalities or U.S. Government sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

Variable and Floating Rate Instruments. Each Fund may purchase variable and floating rate instruments. Variable and floating rate instruments are subject to the credit quality standards described in the prospectuses. A Fund invests in variable or floating rate notes only when the Manager deems the investment to involve minimal credit risk. In some cases, the Funds may require that the obligation to pay the principal of the instrument be backed by a letter of credit or guarantee. Such instruments may carry stated maturities in excess of 13 months provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.

Variable and floating rate instruments held by a Fund may have maturities of more than 13 months provided: (i) the Fund is entitled to the payment of principal and interest at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), unless the instrument is guaranteed by the U.S. Government or its agencies and/or instrumentalities, and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. Variable and floating rate notes that do not provide for payment within seven days may be deemed illiquid and subject to a 10% limitation on illiquid investments.

In determining a Fund’s average weighted portfolio maturity and whether a long-term variable rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining a Fund’s average weighted portfolio maturity and whether a long-term floating rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand. In addition, a variable or floating rate instrument issued or guaranteed by the U.S. Government or its agencies and/or instrumentalities will be deemed by a Fund to have a maturity equal to the period remaining until its next interest rate adjustment (in the case of a variable rate instrument) or one day (in the case of a floating rate instrument). Variable and floating rate notes are not typically rated by credit rating agencies, but their issuers must satisfy the Fund’s quality and maturity requirements. If an issuer of such a note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss.

When-Issued and Delayed Settlement Transactions. The Funds may utilize when-issued and delayed settlement transactions. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. Delayed settlement describes settlement of a securities transaction in the secondary market some time in the future. A Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed settlement basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase when-issued or delayed settlement securities, the Fund’s custodian will ensure that the Fund has designated securities at least equal to the amount of the commitment (i.e., notational segregation) that are deemed liquid and marked-to-market daily. A Fund’s liquidity and ability to manage its portfolio might be affected when it designates cash or portfolio securities to cover such purchase commitments. When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of a Fund’s investment objective. Each Fund reserves the right to sell these securities before the settlement date if it is deemed advisable.

Special Risks with Respect to California Money Fund

For a discussion of economic and other conditions in the State of California, see Appendix B — ”Economic and Financial Conditions in California” to this Statement of Additional Information.

Special Risks with Respect to New York Money Fund

For a discussion of economic and other conditions in the State of New York, see Appendix C — ”Economic and Financial Conditions in New York” to this Statement of Additional Information.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust and the Board of Directors of the Manager have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Funds’ portfolio securities, as applicable, and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Fund have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no more frequently than shareholders and prospective shareholders.

Pursuant to the Guidelines, the Funds and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Funds’ portfolio holdings. The Board of Trustees has approved the adoption by the Funds of the Guidelines, and employees of the Manager are responsible for adherence to the Guidelines. The Trust’s Board of Trustees provides ongoing oversight of the Funds’ and Manager’s compliance with the Guidelines. Examples of the types of information that may be disclosed pursuant to the Guidelines are provided below. This information may be both material non-public information (“Confidential Information”) and proprietary information of the Manager.

Except as otherwise provided in the Guidelines, Confidential Information relating to the Funds may not be distributed to persons not employed by the Manager unless: (i) the Fund has a legitimate business purpose for doing so; and (ii) such information has been publicly disclosed via a filing with the Commission, through a press release or placement on a publicly-available internet website or otherwise is available to investors or others (e.g., available upon request). Confidential Information may also be disclosed to the Trust’s Trustees and their counsel, outside counsel for the Funds and the Funds’ auditors, and may be disclosed to the Funds’ service providers and other appropriate parties with the approval of the Trust’s Chief Compliance Officer, the Manager’s General Counsel or the Manager’s Chief Compliance Officer, and, in the case of disclosure to third parties, subject to a confidentiality or non-disclosure agreement. Information may also be disclosed as required by applicable laws and regulation.

Examples of instances in which selective disclosure of a Fund’s Confidential Information may be appropriate include: (i) disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Manager; (ii) disclosure to a newly-hired investment adviser or sub-adviser prior to its commencing its duties; (iii) disclosure to third-party service providers of legal, auditing, custody, proxy voting and other services to the Fund; or (iv) disclosure to a rating or ranking organization.

Asset and Return Information. Data on NAVs, asset levels (by total fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants and third-party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are available to shareholders, prospective shareholders, consultants and third-party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1. Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.1

2. Fund Fact Sheets, which contain certain portfolio characteristics, are available, in both hard copy and electronically, to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis upon posting to the Funds’ website. For money market funds, this will typically be on or about the tenth calendar day after the end of each month.

3. Money Market Performance Reports, which contain money market fund performance for the recent month, rolling 12-month average yields and benchmark performance, are available on a monthly basis to shareholders, prospective shareholders, intermediaries and consultants by the tenth calendar day of the month. This information may also be obtained electronically upon request.

Portfolio Holdings. In addition to position description, portfolio holdings may also include fund name, CUSIP, ticker symbol, total shares and market value for equity funds and fund name, CUSIP, ticker symbol, coupon, maturity, current face value and market value for fixed income funds. Other information that may be provided includes quantity, SEDOL, market price, yield, weighted average life, duration and convexity of each security in the Fund as of a specific date.

1. Generally, month-end portfolio holdings are available to fund shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.1

2. Quarter-end portfolio holdings may be made available to third-party data providers, if there is a legitimate marketing and/or investment reason to do so (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end.1

3. For money market funds, weekly portfolio holdings are available to fund shareholders, prospective shareholders, intermediaries and consultants on the next business day after the end of the weekly period.

4. For money market funds, weekly portfolio holdings and characteristics are available to third-party data providers (e.g., Lipper, Morningstar, Bloomberg, S&P, Fitch, Moody’s, Crane Data and iMoneyNet, Inc.) on the next business day after the end of the weekly period.

Other Information. The Guidelines shall also apply to other Confidential Information of a Fund such as attribution analyses or security-specific information (e.g., information about Fund holdings where an

[1]	The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

issuer has been downgraded, been acquired or declared bankruptcy). Senior officers of the Manager may authorize disclosure of the Funds’ portfolio securities and other portfolio information for legitimate business purposes.

Implementation. All employees of the Fund and the Manager must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, and third-party databases . In certain circumstances, portfolio information may be released to certain third parties who have signed confidentiality agreements. The Trust’s Chief Compliance Officer (“CCO”) is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he or she deems necessary or appropriate to ensure the Funds’ and the Manager’s compliance.

Ongoing Arrangements. The Manager has entered into ongoing agreements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

1.	Trust’s Board of Trustees and, if necessary, Independent Trustees’ counsel and Fund counsel
2.	Funds’ Transfer Agent
3.	Funds’ Custodian
4.	Funds’ Administrator, if applicable
5.	Funds’ independent registered public accounting firm
6.	Funds’ accounting services provider
7.	Independent rating agencies — Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch
8.	Information aggregators — Wall Street on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN, Investment Solutions, Crane Data, and Imoney.Net
9.	Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.
10.	Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Mercer, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates
11.	Pricing Vendors — Reuters Pricing Service, Bloomberg, FT Interactive Data (FT IDC), ITG, Telekurs Financial, FactSet, Pricing Direct (formerly Bear Stearns Pricing Service), Standard and Poor’s Security Evaluations Service, Lehman Index Pricing, Bank of America High Yield Index, Loan Pricing Corporation (LPC), LoanX, Super Derivatives, IBOXX Index, Barclays Euro Gov’t Inflation-Linked Bond Index, JPMorgan Emerging & Developed Market Index, Reuters/WM Company, Nomura BPI Index, Japan Securities Dealers Association
12.	Portfolio Compliance Consultants — Oracle/i-Flex Solutions, Inc.

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Fund, the Manager and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

The Funds and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Trust’s and Manager’s Code of Ethics and Code of Business Conduct and Ethics — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Trust’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by the Funds — about which the Manager has Confidential Information. There can be no assurance, however, that the Funds’ policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

INVESTMENT LIMITATIONS

The following is a complete list of investment limitations and policies applicable to each of the Funds or, as indicated below, to specific Funds, that may not be changed without the affirmative votes of the holders of a majority of each Fund’s outstanding shares (as defined below under “Miscellaneous — Shareholder Vote”):

1. A Fund may not borrow money or issue senior securities except to the extent permitted under the 1940 Act.

2. A Fund may not act as an underwriter of securities. A Fund will not be an underwriter for purposes of this limitation if it purchases securities in transactions in which the Fund would not be deemed to be an underwriter for purposes of the 1933 Act.

3. A Fund may not make loans. The purchase of debt obligations, the lending of portfolio securities and the entry into repurchase agreements are not treated as the making of loans for purposes of this limitation.

4. A Fund may not purchase or sell real estate. The purchase of securities secured by real estate or interests therein are not considered to be a purchase of real estate for the purposes of the limitation.

5. A Fund may not purchase or sell commodities or commodities contracts.

6. A Fund may, notwithstanding any other fundamental investment limitations, invest all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

7. TempFund, TempCash, MuniFund and MuniCash: The Funds may not purchase the securities of any issuer if as a result more than 5% of the value of such Fund’s assets would be invested in the securities of such issuer except that up to 25% of the value of such Fund’s assets may be invested without regard to this 5% limitation.

8. TempFund: TempFund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities, certificates of deposit, and bankers’ acceptances and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy. (The Fund interprets the exception for “certificates of deposit, and bankers’ acceptances” in this fundamental policy to include other similar obligations of domestic banks and interprets this exception to apply to certificates of deposit and other similar obligations of U.S. branches of foreign banks.)

9. TempCash: TempCash may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, 25% or more of the value of its total assets to be invested in the obligations of issuers in any other industry, provided that (a) there is no limitation with respect to investments in U.S. Treasury Bills and other obligations issued or guaranteed by the federal government, its agencies and instrumentalities and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.

10. California Money Fund and New York Money Fund: Each of these Funds may not purchase any securities which would cause 25% or more of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions.

11. MuniCash and MuniFund: Under normal circumstances, the Funds may not invest less than 80% of their respective net assets, plus the amount of any borrowings for investment purposes, in a broad range of Municipal Obligations, the income from which, in the opinion of issuers’ bond counsel or, in the case of derivative securities, sponsor’s counsel, is exempt from regular federal income tax. In the alternative, at least 80% of the income distributed by these Funds will be exempt, in the opinion of issuers’ bond counsel or, in the case of derivative securities, sponsor’s counsel, from regular federal income tax.

12. T-Fund and FedFund: The Funds may not purchase any securities which would cause 25% or more of the value of such Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities and repurchase agreements secured by such obligations.

13. Federal Trust Fund and Treasury Trust Fund: The Funds may not purchase any securities which would cause 25% or more of the value of such Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities.

The following is a list of non-fundamental investment limitations applicable to each of the Funds or, as indicated below, to specific Funds. Unlike a fundamental limitation, a non-fundamental investment limitation may be changed without the approval of shareholders.

1. A Fund may not acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

2. TempFund, TempCash, MuniFund, MuniCash, California Money Fund and New York Money Fund: The Funds may not invest more than 10% of the value of the Fund’s total assets in illiquid securities, which may be illiquid due to legal or contractual restrictions on resale or the absence of readily available market quotations.

3. California Money Fund and New York Money Fund: The Funds may not invest less than 80% of their respective assets in securities the interest on which is exempt from federal income taxes, except during defensive periods or during periods of unusual market conditions.

4. FedFund: Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio consisting of U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements relating to such obligations. The Board may change the policies set forth in this non-fundamental investment limitation No. 4 without a vote of the shareholders of the Fund as long as shareholders are given 60 days’ prior notice of the change.

5. Federal Trust Fund: Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities thereof, the interest income from which, under current law, generally may not be subject to state income tax by reason of federal law. The Board may change the policies set forth in this non-fundamental investment limitation No. 5 without a vote of the shareholders of the Fund as long as shareholders are given 60 days’ prior notice of the change.

6. Treasury Trust Fund: Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct obligations of the U.S. Treasury, such as bills, notes and trust receipts. The Board may change the policies set forth in this non-fundamental investment limitation No. 6 without a vote of the shareholders of the Fund as long as shareholders are given 60 days’ prior notice of the change.

7. T-Fund: Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury Bills, notes, trust receipts and direct obligations of the U.S. Treasury and repurchase agreements relating to direct Treasury obligations. The Board may change the policies set forth in this non-fundamental investment limitation No. 7 without a vote of the shareholders of the Fund as long as shareholders are given 60 days’ prior notice of the change.

8. TempFund: Securities purchased by the Fund (or the issuers of such securities) will be First Tier Eligible Securities, which are rated at the time of the purchase in the highest rating category by either S&P or Moody’s, and will be rated in the highest rating category by any other NRSRO that rates such security (or its issuer).

*  *  *

For purposes of industry concentration policies applicable to MuniCash and MuniFund and industry concentration limitations applicable to New York Money Fund and California Money Fund, governments or political subdivisions of governments, or their agencies or instrumentalities that issue tax-exempt securities, are not considered to be members of any industry.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

General

Information on how to purchase and redeem each Fund’s shares is included in the applicable prospectuses. The issuance of shares is recorded on a Fund’s books, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

The regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Trust believes that the purchase of shares of the Funds by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.

Prior to effecting a redemption of shares represented by certificates, PNC GIS, the Trust’s transfer agent, must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance the signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, credit union, broker, dealer, municipal securities broker or dealer, government securities broker or dealer, national securities exchanges, registered securities associations, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Signature Program (MSP) and the New York Stock Exchange, Inc. Medallion Securities Program. Signature guarantees that are not part of these programs will not be accepted. A

Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption: (i) for any period during which the New York Stock Exchange (“NYSE”) is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted; (ii) for any period during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable; or (iii) for such other periods as the SEC may permit. A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

In addition, if, in the opinion of the Trustees of the Trust, ownership of shares has or may become concentrated to an extent which would cause a Fund to be deemed a personal holding company, a Fund may compel the redemption of, reject any order for or refuse to give effect on the books of a Fund to the transfer of a Fund’s shares in an effort to prevent that consequence. A Fund may also redeem shares involuntarily if such redemption appears appropriate in light of a Fund’s responsibilities under the 1940 Act or otherwise. If the Trust’s Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other property. Although Fund shares normally will be redeemed for cash upon receipt of a request in proper form, the Trust retains the right to redeem some or all of the Fund’s shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. In certain instances, a Fund may redeem shares pro rata from each shareholder of record without payment of monetary consideration.

Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a “Master Account”). Institutions investing in more than one of the portfolios, or classes of shares, must maintain a separate Master Account for each Fund’s class of shares. Institutions may also arrange with PNC GIS for certain sub-accounting services (such as purchase, redemption, and dividend record keeping). Sub-accounts may be established by name or number either when the Master Account is opened or later.

The Funds have not entered into any arrangements with any person permitting frequent purchases and redemptions of Fund shares.

Net Asset Value

Net asset value per share of each share in a particular Fund is calculated by adding the value of all portfolio securities and other assets belonging to a Fund, subtracting the Fund’s liabilities, and dividing the result by the number of outstanding shares in the Fund. “Assets belonging to” a Fund consist of the consideration received upon the issuance of Fund shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets not belonging to a particular portfolio. Assets belonging to a Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Trust allocated on a daily basis in proportion to the relative net assets of each of the Funds. Determinations made in good faith and in accordance with generally accepted accounting principles by the Board of Trustees as to the allocation of any assets or liabilities with respect to a Fund are conclusive. The expenses that are charged to a Fund are borne equally by each share of the Fund, and payments to Service Organizations are borne solely by the Administration Shares, Cash Management Shares, Cash Plus Shares, Cash Reserve Shares, Dollar Shares, Plus Shares, Premier Shares, Premier Choice Shares, Private Client Shares and Select Shares, as applicable.

In computing the net asset value of its shares for purposes of sales and redemptions, each Fund uses the amortized cost method of valuation pursuant to Rule 2a-7. Under this method, a Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate accretion of any discount or amortization of any premium until maturity of the security. As a result, the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in valuations of a Fund’s securities which are higher or lower than the market value of such securities.

In connection with its use of amortized cost valuation, each Fund limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than 13 months (with certain exceptions). The Board has also established procedures, pursuant to rules promulgated by the SEC, that are intended to stabilize each Fund’s net asset value per share for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which a Fund’s net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from a Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten a Fund’s average portfolio maturity, redeeming shares in kind, reducing or withholding dividends, or utilizing a net asset value per share determined by using available market quotations.

MANAGEMENT OF THE FUNDS

Information on Trustees and Officers

The Board of Trustees of the Trust (the “Board”) consists of thirteen individuals (each, a “Trustee”), eleven of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”). The registered investment companies advised by the Manager or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds (the Equity-Liquidity Complex and the Equity-Bond Complex) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). The Trust is included in the BlackRock Fund Complex referred to as the Equity-Liquidity Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Liquidity Complex.

The Board of Trustees has overall responsibility for the oversight of the Trust and the Funds. The Co-Chairs of the Board are Independent Trustees, and the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee. The Board also has one ad hoc committee, the Joint Product Pricing Committee. The role of the Co-Chairs of the Board is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Co-Chairs of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of Fund management, in executive session or with other service providers to the Funds. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged the Manager to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the Manager, other service providers, the operations of the Funds and associated risk in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Trust’s charter, and the Funds’ investment objectives and strategies. The Board reviews, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Manager and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of the Manager or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of the Manager. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Manager and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Funds, sub-advisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The members of the Audit Committee are Kenneth L. Urish (Chair), Herbert I. London and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for each Fund; (3) review the conduct and results of each independent audit of each Fund’s financial statements; (4) review any issues raised by the independent auditors or Fund management regarding the accounting or financial reporting policies and practices of each Fund and the internal controls of each Fund and certain service providers; (5) oversee the performance of each Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (6) discuss with Fund management its policies regarding risk assessment and risk management; and (7) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended October 31, 2009, the Audit Committee met seven times.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Dr. Matina Horner (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Trust and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended October 31, 2009, the Governance Committee met four times.

The members of the Compliance Committee are Joseph P. Platt, Jr. (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Trust, the fund-related activities of BlackRock and the Trust’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Trust and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate recommend policies concerning, the Trust’s compliance with applicable law; and (3) review reports from, oversee the annual performance review of, and make certain recommendations regarding the Trust’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended October 31, 2009, the Compliance Committee met eight times.

The members of the Performance Oversight and Contract Committee (the “Performance Oversight Committee”) are David O. Beim (Chair), Toby Rosenblatt (Vice Chair), Ronald W. Forbes and Rodney D. Johnson, all of whom are Independent Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review each Fund’s investment objectives, policies and practices and each Fund’s investment performance; (2) review personnel and resources devoted to management of each Fund and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (3) recommend any required action regarding change in fundamental and non-fundamental investment policies and restrictions, Fund mergers or liquidations; (4) request and review information on the nature, extent and quality of services provided to the shareholders; and (5) make recommendations to the Board concerning the approval or renewal of investment advisory agreements. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended October 31, 2009, the Performance Oversight Committee met four times.

The Boards of the Equity-Liquidity Complex, the Equity-Bond Complex and the closed-end BlackRock Fund Complex, established the ad hoc Joint Product Pricing Committee (the “Product Pricing Committee”) comprised of eight members drawn from the independent board members serving on the boards of these BlackRock Fund Complexes. Ronald W. Forbes and Rodney D. Johnson are members of the Product Pricing Committee representing the Equity-Liquidity Complex. One independent board member representing the closed-end BlackRock Fund Complex and five independent board members representing the Equity-Bond Complex serve on the Product Pricing Committee. The Product Pricing Committee is chaired by an independent board member from the Equity-Bond Complex. The purpose of the Product Pricing Committee is to review the components and pricing structure of the non-money market funds in the BlackRock Fund Complexes. The Product Pricing Committee was formed on June 4, 2009, and for the period from June 4, 2009 to October 31, 2009, the Product Pricing Committee did not meet.

The members of the Executive Committee are Ronald W. Forbes and Rodney D. Johnson, both of whom are Independent Trustees, and Richard S. Davis, who serves as an interested Trustee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. The Executive Committee was constituted December 3, 2008, and during the fiscal year ended October 31, 2009, the Executive Committee met three times.

The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds and the other funds in the BlackRock Fund Complex (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the Trust, is provided below in “Biographical Information.”

Biographical Information

Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their address and year of birth, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any public directorships:

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[1]

David O. Beim[3] 55 East 52nd Street New York, NY 10055 1940	Trustee	2007 to present	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill Inc. (public garden and culture center) from 1990 to 2006.	36 RICs consisting of 106 Portfolios	None

Ronald W. Forbes[4] 55 East 52nd Street New York, NY 10055 1940	Trustee	2007 to present	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 106 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Dr. Matina Horner[5] 55 East 52nd Street New York, NY 10055 1939	Trustee	2004 to present	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)

Rodney D. Johnson[4] 55 East 52nd Street New York, NY 10055 1941	Trustee	2007 to present	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.	36 RICs consisting of 106 Portfolios	None

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	2007 to present	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.	36 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	2007 to present	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr.[6] 55 East 52nd Street New York, NY 10055 1947	Trustee	2007 to present	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partner, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	36 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance); WQED Multi-Media (public broadcasting not-for-profit)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	2007 to present	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 106 Portfolios	None

Toby Rosenblatt[7] 55 East 52nd Street New York, NY 10055 1938	Trustee	2005 to present	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	36 RICs consisting of 106 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Kenneth L. Urish[8] 55 East 52nd Street New York, NY 10055 1951	Trustee	2007 to present	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants from 2007 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 106 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	2007 to present	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005. Director, Alkon Corporation (pneumatics) since 1992; Director, Indotronix International (IT services) from 2004 to 2008; Director, Tippman Sports (recreation) since 2005.	36 RICs consisting of 106 Portfolios	None

Interested Trustees[1,9]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	2007 to present	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	170 RICs consisting of 300 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	2007 to present	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	170 RICs consisting of 300 Portfolios	None

[1]

Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in the terms of Trustees who turn 72 prior to December 31, 2013.

[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[3]	Chair of the Performance Oversight Committee.
[4]	Co-Chair of the Board of Trustees.
[5]	Chair of the Governance Committee.
[6]	Chair of the Compliance Committee.
[7]	Vice-Chair of the Performance Oversight Committee.
[8]	Chair of the Audit Committee.
[9]

Mr. Davis is an “interested person,” as defined in the 1940 Act, of the Trust based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person,” of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities.

Certain biographical and other information relating to the officers of the Trust is set forth below, including their address and year of birth, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies consisting of investment portfolios overseen in the BlackRock-advised Funds and any public directorships:

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Officers[1]

Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	2007 to present	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.	170 RICs consisting of 300 Portfolios	None

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.	24 RICs consisting of 62 Portfolios	None

Jeffrey Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.	71 RICs consisting of 203 Portfolios	None

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.	170 RICs consisting of 300 Portfolios	None

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007.	24 RICs consisting of 62 Portfolios	None

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003: Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.	71 RICs consisting of 203 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.	24 RICs consisting of 62 Portfolios	None

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer and Assistant Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.	170 RICs consisting of 300 Portfolios	None

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	170 RICs consisting of 300 Portfolios	None

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	2007 to present	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.	170 RICs consisting of 300 Portfolios	None

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	2007 to present	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, LP from 1993 to 2006.	170 RICs consisting of 300 Portfolios	None

[1]	Officers of the Trust serve at the pleasure of the Board.

Share Ownership

Information relating to each Trustee’s share ownership in the Funds and in all BlackRock-advised Funds that are overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2009 is set forth in the chart below:

Name of Trustee	Aggregate Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in Supervised Funds

Interested Trustees:

Richard S. Davis	None	Over $100,000

Henry Gabbay	None	Over $100,000

Independent Trustees:

David O. Beim	None	Over $100,000

Ronald W. Forbes	None	Over $100,000

Dr. Matina Horner	None	Over $100,000

Rodney D. Johnson	None	Over $100,000

Herbert I. London	None	$50,001-$100,000

Cynthia A. Montgomery	None	Over $100,000

Joseph P. Platt, Jr.	None	Over $100,000

Robert C. Robb, Jr.	None	Over $100,000

Toby Rosenblatt	None	Over $100,000

Kenneth L. Urish	None	$50,001-$100,000

Frederick W. Winter	None	Over $100,000

Shares of the Funds are only made available to institutional investors purchasing on their own behalf or on behalf of their customers except that Trustees of the Trust are eligible to purchase Institutional Shares of the Funds without regard to any minimum investment amount that would otherwise apply.

As of January 31, 2010, the Trustees and officers of the Trust as a group owned less than 1% of the shares of each of the Funds and less than 1% of the outstanding shares of all the Funds in the aggregate. As of December 31, 2009, none of the Independent Trustees of the Trust or their immediate family members owned beneficially or of record any securities of affiliates of the Manager.

Compensation of Trustees

Each Trustee who is an Independent Trustee is paid as compensation an annual retainer of $250,000 per year for his or her services as a Board member to the BlackRock-advised Funds in the Equity-Liquidity Complex, including the Trust, and a $5,000 Board meeting fee to be paid for each in-person Board meeting attended (a $2,500 Board meeting fee for telephonic attendance at regular Board meetings), for up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case by case basis), together with out of pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. The Co-Chairs of the Board are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committees, Compliance Committees, Governance Committees and Performance Oversight Committees and the Vice-Chair of the Performance Oversight Committees are each paid an additional annual retainer of $25,000. The Chair of the Joint Product Pricing Committee, who oversees funds in the Equity-Bond Complex, is paid an annual retainer of $25,000 that is allocated among all of the non-money market funds in the Equity-Liquidity, the Equity-Bond and the Closed-End Complexes.

Mr. Gabbay is an interested Trustee of the Trust and serves as an interested board member of the other funds which comprise the Equity-Liquidity, the Equity-Bond and the closed-end BlackRock Fund Complexes. Mr. Gabbay receives as compensation for his services as a board member of each of these three BlackRock Fund Complexes, (i) an annual retainer of $487,500, paid quarterly in arrears, allocated to the BlackRock-advised Funds in these three BlackRock Fund Complexes, including the Trust, and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a board meeting fee of $3,750

(with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each board meeting up to five board meetings held in a calendar year by each such Complex (compensation for meetings in excess of this number to be determined on a case by case basis). Mr. Gabbay will also be reimbursed for out of pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the boards of funds in these three BlackRock Fund Complexes (including the Trust) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the independent board members serving on such boards. The Board of the Trust or of any other BlackRock-advised Fund may modify the board members’ compensation from time to time depending on market conditions and Mr. Gabbay’s compensation would be impacted by those modifications.

Each of the Independent Trustees and Mr. Gabbay agreed to a 10% reduction in their compensation described above for the period May 1, 2009 through December 31, 2009.

The following table sets forth the compensation earned by Trustees from the Funds for the fiscal year ended October 31, 2009 and the aggregate compensation paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2009.

Name	TempFund	TempCash	FedFund	T-Fund	Federal Trust Fund	Treasury Trust Fund	MuniFund	MuniCash	California Money Fund	New York Money Fund	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Trust and other BlackRock- Advised Funds[1]

Independent Trustees:

David O. Beim[2]	$30,303	$5,370	$8,442	$6,024	$1,667	$3,352	$3,587	$1,757	$1,764	$1,660	None	$283,750

Ronald W. Forbes[3]	$33,598	$5,816	$9,239	$6,545	$1,690	$3,567	$3,829	$1,790	$1,798	$1,682	None	$302,750

Dr. Matina Horner[4]	$30,303	$5,370	$8,442	$6,024	$1,667	$3,352	$3,587	$1,757	$1,764	$1,660	None	$283,750

Rodney D. Johnson[3]	$33,598	$5,816	$9,239	$6,545	$1,690	$3,567	$3,829	$1,790	$1,798	$1,682	None	$302,750

Herbert I. London	$26,183	$4,812	$7,446	$5,373	$1,638	$3,082	$3,284	$1,715	$1,721	$1,632	None	$260,000

Cynthia A. Montgomery	$26,183	$4,812	$7,446	$5,373	$1,638	$3,082	$3,284	$1,715	$1,721	$1,632	None	$260,000

Joseph P. Platt, Jr.[5]	$30,303	$5,370	$8,442	$6,024	$1,667	$3,352	$3,587	$1,757	$1,764	$1,660	None	$283,750

Robert C. Robb, Jr.	$26,183	$4,812	$7,446	$5,373	$1,638	$3,082	$3,284	$1,715	$1,721	$1,632	None	$260,000

Toby Rosenblatt[6]	$30,028	$5,095	$8,168	$5,750	$1,392	$3,077	$3,313	$1,482	$1,489	$1,385	None	$261,250

Kenneth L. Urish[7]	$30,303	$5,370	$8,442	$6,024	$1,667	$3,352	$3,587	$1,757	$1,764	$1,660	None	$283,750

Frederick W. Winter	$26,183	$4,812	$7,446	$5,373	$1,638	$3,082	$3,284	$1,715	$1,721	$1,632	None	$260,000

Interested Trustee:

Henry Gabbay[8]	$17,058	$3,049	$4,805	$2,876	$974	$1,780	$2,120	$1,047	$1,023	$972	None	$441,563

[1]	For the number of BlackRock-advised RICs and Portfolios from which each Trustee receives compensation, see the Biographical Information chart beginning on page 25.
[2]	Chair of the Performance Oversight Committee
[3]	Co-Chair of the Board
[4]	Chair of the Governance Committee
[5]	Chair of the Compliance Committee
[6]	Vice Chair of the Performance Oversight Committee
[7]	Chair of the Audit Committee
[8]	Mr. Gabbay began receiving compensation for his service as a Trustee effective January 1, 2009. Mr. Davis receives no compensation for his service as a Trustee.

The Funds compensate Brian Kindelan for his services as Chief Compliance Officer. For the fiscal year ended October 31, 2009, Mr. Kindelan received in compensation for his services as Chief Compliance Officer approximately $30,030 from TempFund, $3,996 from TempCash, $7,228 from FedFund, $4,345 from T-Fund, $202 from Federal Trust Fund, $1,886 from Treasury Trust Fund, $2,234 from MuniFund, $317 from MuniCash, $295 from California Money Fund and $195 from New York Money Fund.

Management Services

BIMC provides both investment advisory and administration services to the Trust under a management agreement (the “Management Agreement”). The advisory services provided by BIMC under the Management Agreement are described under the “Investment Strategies, Risks and Policies — Portfolio Transactions” section above and in the Funds’ prospectuses.

The administrative services provided by BIMC under the Management Agreement are as follows: (i) assist generally in supervising the Funds’ operations, including providing for (a) the preparation, supervision and mailing of purchase and redemption order confirmations to shareholders of record, (b) the operation of an automated data processing system to process purchase and redemption orders, (c) maintenance of a back-up procedure to reconstruct lost purchase and redemption data, (d) distribution of information concerning the Funds to their shareholders of record, (e) handling shareholder problems, (f) the services of employees to preserve and strengthen shareholder relations, and (g) the monitoring of arrangements pertaining to the Funds’ agreements with Service Organizations; (ii) assure that persons are available to receive and transmit purchase and redemption orders; (iii) participate in the periodic updating of the Funds’ prospectuses; (iv) accumulate information for and coordinate the preparation of reports to the Funds’ shareholders and the SEC; (v) maintain the registration of the Funds’ shares for sale under state securities laws; (vi) provide for fund accounting services; and (vii) assist in the monitoring of regulatory and legislative developments which may affect the Trust, participate in counseling and assist the Trust in relation to routine regulatory examinations and investigations, and work with the Trust’s counsel in connection with regulatory matters and litigation. The Management Agreement authorizes BIMC to engage sub-contractors to provide any or all of the services provided for under the Management Agreement. As discussed under “Sub-Administrator” below, BIMC has engaged PNC GIS, pursuant to a separate sub-administration agreement, to provide sub-administrative services to the Funds.

For the advisory and administration services provided and expenses assumed by it under the Management Agreement, BIMC is entitled to receive the following annual management fees computed daily based upon each Fund’s average daily net assets and paid monthly:

Fund	TempFund	TempCash, MuniFund and MuniCash	California Money Fund and New York Money Fund

Management Fee

.350% of the first $1 billion

.300% of the next $1 billion

.250% of the next $1 billion

.200% of the next $1 billion

.195% of the next $1 billion

.190% of the next $1 billion

.180% of the next $1 billion

.175% of the next $1 billion

.170% of amounts in excess of $8 billion.

.350% of the first $1 billion

.300% of the next $1 billion

.250% of the next $1 billion

.200% of the next $1 billion

.195% of the next $1 billion

.190% of the next $1 billion

.185% of the next $1 billion

.180% of amounts in excess of $7 billion.

.375% of the first $1 billion .350% of the next $1 billion .325% of the next $1 billion .300% of amounts in excess of $3 billion.

The management fee of FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund is equal to Calculation A plus Calculation B as follows:

Calculation A	Calculation B

.175% of the first $1 billion*	.175% of the first $1 billion**
.150% of the next $1 billion*	.150% of the next $1 billion**
.125% of the next $1 billion*	.125% of the next $1 billion**
.100% of the next $1 billion*	.100% of amounts in excess of $3 billion. **
.095% of the next $1 billion*
.090% of the next $1 billion*
.085% of the next $1 billion*
.080% of amounts in excess of $7 billion.*

*	Based on the combined average net assets of the FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund.
**	Based on the average net assets of the Fund whose management fee is being calculated.

BIMC has agreed to cap each Fund’s combined management fees plus miscellaneous/other expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any), of each share class of certain Funds at the levels shown below and in a Fund’s fees and expenses table in each Fund’s Fund Overview section of the prospectuses). To achieve these expenses caps, BIMC has agreed to waive or reimburse fees or expenses for each Fund if these expenses exceed a certain limit as indicated in the table below.

Contractual Cap[1] on Combined Management Fees and Miscellaneous/Other Expenses* (excluding certain Fund expenses)
TempFund	0.18%
TempCash	0.18%
MuniFund	0.20%
MuniCash	0.20%
FedFund	0.20%
T-Fund	0.20%
Federal Trust Fund	0.20%
Treasury Trust Fund	0.20%
California Money Fund	0.20%
New York Money Fund	0.20%

*	As a percentage of average daily net assets
[1]

The contractual cap is in effect until March 1, 2011. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

For the last three fiscal years, the Funds paid management fees (after waivers) and BIMC waived management fees as follows:

	Fiscal Year Ended October 31, 2009		Fiscal Year Ended October 31, 2008		Fiscal Year Ended October 31, 2007
Fund	Fees Paid (After Waivers)	Waivers	Fees Paid (After Waivers)	Waivers	Fees Paid (After Waivers)	Waivers

TempFund	$116,005,084	$4,560,614	$115,001,694	$4,818,344	$70,341,704	$8,603,473

TempCash	15,664,749	5,054,563	27,402,628	5,461,702	21,750,426	6,085,937

FedFund	29,589,438	1,793,220	19,081,769	1,883,376	8,707,418	2,535,870

T-Fund	20,194,529	2,222,494	22,604,579	1,780,391	12,048,634	2,684,434

Federal Trust Fund	684,841	553,902	1,363,409	507,785	836,039	371,105

Treasury Trust Fund	8,230,446	1,947,454	10,011,269	1,664,711	4,300,185	1,532,456

MuniFund	9,264,503	3,594,120	11,460,480	3,634,842	8,617,062	3,630,844

MuniCash	1,149,762	1,215,590	2,791,766	1,674,128	4,660,165	2,236,079

California Money Fund	1,207,657	1,413,004	4,183,438	2,186,346	4,501,929	2,416,733

New York Money Fund	784,914	956,277	2,725,997	1,462,215	2,228,163	1,237,353

A discussion regarding the Trustees’ basis for approving the Management Agreement is available in the Trust’s Annual Report for the year ended October 31, 2009.

Potential Conflicts of Interest

The Bank of America Corporation (“BAC”), through its subsidiary Merrill Lynch & Co., Inc. (“Merrill Lynch”), Barclays PLC (“Barclays”) and PNC each have a significant economic interest in BlackRock, Inc., the parent of BIMC, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment 1940 Act. Certain activities of BIMC, BlackRock, Inc. and their affiliates (referred to in this section collectively as “BlackRock”) and PNC and its affiliates (collectively,

“PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”) and Barclays and its affiliates (collectively, the “Barclays Entities”) (BAC Entities and Barclays Entities, collectively, the “BAC/Barclays Entities”), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/ markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or BAC/Barclays Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a BAC/Barclays Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC/Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BIMC each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

The custody arrangement described below in “Management of the Funds — Custodian and Transfer Agent” may lead to potential conflicts of interest with BIMC where BIMC has agreed to waive fees and/

or reimburse ordinary operating expenses in order to cap expenses of the Funds. This is because the custody arrangement with the Funds’ custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. When a Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BIMC would be required to make to the Fund. This could be viewed as having the potential to provide BIMC an incentive to keep high positive cash balances for Funds with expense caps in order to offset fund custody fees that BIMC might otherwise reimburse. However, portfolio managers of BIMC do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BIMC, in addition to those described in this section, may give rise to additional conflicts of interest.

Sub-Administrator

PNC GIS serves as the Trust’s sub-administrator. PNC GIS has its principal business address at 301 Bellevue Parkway, Wilmington, Delaware 19809 and is an indirect, wholly-owned subsidiary of PNC and is an affiliate of BIMC. As the Trust’s sub-administrator, PNC GIS has agreed to provide the following administration and accounting services with respect to the Funds: (i) assist generally in supervising the Funds’ operations, including providing for (a) the preparation, supervision and mailing of purchase and redemption order confirmations to shareholders of record, (b) the operation of an automated data processing system to process purchase and redemption orders, (c) maintenance of a back-up procedure to reconstruct lost purchase and redemption data, (ii) assure that persons are available to receive and transmit purchase and redemption orders; (iii) participate in the periodic updating of the Funds’ prospectuses; (iv) accumulate information for and coordinate the preparation of reports to the Funds’ shareholders and the SEC; (v) maintain the registration of the Funds’ shares for sale under state securities laws; (vi) provide for fund accounting services; and (vii) assist in the monitoring of regulatory and legislative developments which may affect the Trust and work with the Trust’s counsel in connection with regulatory matters and litigation.

For sub-administrative services, PNC GIS is entitled to receive from BIMC compensation as set forth below:

Asset Based Fee:

An annual fee of 0.00065% of the Funds’ aggregate average net assets paid monthly; the aggregate asset based fee is allocated to each Fund based on the Fund’s pro rata portion of the total net assets of the Trust.

Annual Base Fee:

An annual base fee of $38,250 per Fund.

Annual Late Day Processing Fee:

$15,000 per Fund for each Fund that requires late day processing.

Multiple Class/Feeder Fee:

An annual multiple class/feeder fee of .0050% of each class/feeder’s average net assets (not to exceed $24,000 annually per class/feeder) per class/feeder per Fund for each class and payable monthly.

In addition, BIMC also pays PNC GIS for certain annual tax services, compliance support services, regulatory filing services and reimburses PNC GIS for certain out-of-pocket expenses.

For the three fiscal years, the Funds paid PNC GIS the following fees for sub-administration services:

	Fiscal Year Ended October 31,
Fund	2009	2008	2007

TempFund	$830,402	$833,049	$1,960,474

TempCash	$163,434	$201,659	$580,285

FedFund	$252,580	$202,471	$261,779

T-Fund	$222,450	$217,312	$327,940

Federal Trust Fund	$35,350	$37,724	$30,850

Treasury Trust Fund	$98,597	$106,183	$122,143

MuniFund	$132,256	$137,098	$233,612

MuniCash	$42,979	$43,738	$113,879

California Money Fund	$42,576	$58,884	$118,076

New York Money Fund	$35,003	$48,363	$65,086

Distributor

BRIL serves as the distributor of the Trust’s shares. BRIL, an indirect wholly-owned subsidiary of BlackRock, Inc., is a Delaware limited liability corporation and has its principal business address at 40 East 52nd Street, New York, New York 10022. BIMC is an affiliate of BRIL. Each Fund’s shares are sold on a continuous basis by the distributor as agent, although it is not obliged to sell any particular amount of shares. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Fund shares). The distributor prepares or reviews, provides advice with respect to, and files with the federal and state agencies or other organizations as required by federal, state or other applicable laws and regulations, all sales literature (advertisements, brochures and shareholder communications) for each of the Funds and any class or subclass thereof.

Custodian and Transfer Agent

Pursuant to a Custodian Agreement, PFPC Trust Company (“PTC”), an affiliate of the Manager, serves as each Fund’s custodian, holding a Fund’s portfolio securities, cash and other property. PTC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809, with an additional custodial services location at 8800 Tinicum Boulevard, Philadelphia, PA 19153. Under the Custodian Agreement, PTC has agreed to provide the following services: (i) maintain a separate account or accounts in the name of a Fund; (ii) hold and disburse portfolio securities on account of a Fund; (iii) collect and make disbursements of money on behalf of a Fund; (iv) collect and receive all income and other payments and distributions on account of a Fund’s portfolio securities; and (v) make periodic reports to the Board concerning a Fund’s operations.

PTC is also authorized to select one or more banks or trust companies to serve as sub-custodian or agent on behalf of a Fund, provided that PTC shall remain responsible for the performance of all of its duties under the Custodian Agreement and shall hold each Fund harmless from the acts and omissions of any bank or trust company serving as sub-custodian or agent chosen by PTC. Currently, PTC has chosen PNC Bank to serve as agent. The fees of PNC Bank are paid by PTC and not the Funds.

The Trust has chosen Citibank, N.A. to serve as the Trust’s Foreign Custody Manager. The Foreign Custody Manager shall provide custody services for the Trust’s foreign assets under the Foreign Custody Agreement.

Under the Custodian Agreement, the Funds pay PTC a fee calculated daily and payable monthly equal to .0075% of the Funds’ aggregate average daily net assets for the Funds’ first $400 million of average daily net assets; .0050% of the Funds’ aggregate average daily net assets for the Funds’ next $1.6 billion of average daily net assets; and .0020% of the Funds’ aggregate average daily net assets for the Funds’ average daily net assets over $2 billion. Such fee shall be allocated to each Fund based on the Fund’s pro rata portion of the total net assets of the Trust. In addition, each Fund pays the custodian certain types of transaction charges, and reimburses the custodian for out-of-pocket expenses, foreign custody fees and certain miscellaneous expenses incurred on behalf of the Fund.

Under an arrangement effective January 1, 2010 (June 1, 2008 with respect to MuniFund, MuniCash, California Money Fund and New York Money Fund), on a monthly basis, PTC nets each Fund’s daily positive and negative cash balances and calculates a credit (“custody credit”) or a charge based on that net amount. The custodian fees, including the amount of any overdraft charges, may be reduced by the amount of such custody credits, and any unused credits at the end of a given month may be carried forward to a subsequent month. Any such credits unused by the end of a Fund’s fiscal year will not expire. Net debits at the end of a given month are added to the Fund’s custody bill and paid by the Fund.

Prior to January 1, 2010 (prior to June 1, 2008 with respect to MuniFund, MuniCash, California Money Fund and New York Money Fund), pursuant to PTC’s operating procedures, on a daily basis the Fund would earn a custody credit based on the amount of any uninvested cash balances or would be charged an overdraft fee for any debits. Custodian fees, including the amount of any overdraft charges, would be reduced each month by the amount of any custody credits. Unused custody credits would be carried over month to month but any credits unused by the end of a Fund’s fiscal year would expire. Daily overdraft charges would be added to the Fund’s custody bill and paid by the Fund.

PNC GIS serves as transfer agent, registrar and dividend disbursing agent to each Fund pursuant to a Transfer Agency Services Agreement. Under the Agreement, PNC GIS has agreed to provide the following services: (i) maintain a separate account or accounts in the name of a Fund; (ii) issue, transfer and redeem Fund shares; (iii) transmit all communications by a Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (iv) respond to correspondence by shareholders, security brokers and others relating to its duties; (v) maintain shareholder accounts and sub-accounts; (vi) provide installation and other services in connection with the Funds’ computer access program maintained to facilitate shareholder access to a Fund; (vii) send each shareholder of record a monthly statement showing the total number of a Fund’s shares owned as of the last business day of the month (as well as the dividends paid during the current month and year); and (viii) provide each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder’s Master Account with a Fund. Further, an institution establishing sub-accounts with PNC GIS is provided with a daily transaction report for each day on which a transaction occurs in a sub-account and, as of the last calendar day of each month, a report which sets forth the share balances for the sub-accounts at the beginning and end of the month and income paid or reinvested during the month. Finally, PNC GIS provides each shareholder of record with copies of all information relating to dividends and distributions which is required to be filed with the Internal Revenue Service and other appropriate taxing authorities.

For transfer agency and dividend disbursing services, each Fund pays PNC GIS: (i) an annual base fee of $1.75 million for the Funds’ first 40 share classes plus $50,000 for each additional share class beyond the first 40; (ii) account fees of $16.00 to open an account and $1.50 to close an account; (iii) transaction charges of $4.00/wire; (iv) FundServ/Networking fees of $0.25/transaction and a $10.00 monthly mutual fund profile service per Fund/class; (v) a $300.00 monthly fee for providing electronic monthly statement information; and (vi) reimbursement for certain out-of-pocket and shareholder expenses and certain miscellaneous charges. In addition, each Fund reimburses PNC GIS for out-of-pocket expenses related to such services.

Information is provided below for each Fund for the past three fiscal years regarding the fees paid pursuant to the transfer agency arrangements and the fees paid and custody credits earned pursuant to the custody arrangement described herein.

TempFund

Fiscal Year Ended October 31,	Transfer Agency Fees Paid to PNC GIS	Custodian Fees Paid to PTC	Custody Credits Earned

2009	$2,078,677	$1,459,028	$—

2008	$2,540,319	$1,430,776	$132,550

2007	$2,336,609	$1,342,433	$—

TempCash

Fiscal Year Ended October 31,	Transfer Agency Fees Paid to PNC GIS	Custodian Fees Paid to PTC	Custody Credits Earned

2009	$253,427	$212,574	$5242

2008	$519,792	$310,079	$866

2007	$612,000	$378,710	$22,323

FedFund

Fiscal Year Ended October 31,	Transfer Agency Fees Paid to PNC GIS	Custodian Fees Paid to PTC	Custody Credits Earned

2009	$570,828	$384,368	$4604

2008	$462,356	$248,178	$83,267

2007	$287,960	$153,929	$9,637

T-Fund

Fiscal Year Ended October 31,	Transfer Agency Fees Paid to PNC GIS	Custodian Fees Paid to PTC	Custody Credits Earned

2009	$365,952	$269,850	$—

2008	$420,256	$290,665	$42,746

2007	$311,475	$192,519	$44,616

Federal Trust Fund

Fiscal Year Ended October 31,	Transfer Agency Fees Paid to PNC GIS	Custodian Fees Paid to PTC	Custody Credits Earned

2009	$26,779	$15,481	$—

2008	$27,139	$19,182	$—

2007	$27,445	$12,880	$65

Treasury Trust Fund

Fiscal Year Ended October 31,	Transfer Agency Fees Paid to PNC GIS	Custodian Fees Paid to PTC	Custody Credits Earned

2009	$225,126	$102,620	$8239

2008	$238,275	$104,875	$—

2007	$140,088	$61,179	$—

MuniFund

Fiscal Year Ended October 31,	Transfer Agency Fees Paid to PNC GIS	Custodian Fees Paid to PTC	Custody Credits Earned

2009	$166,632	$123,797	$—

2008	$213,307	$119,731	$128,316

2007	$232,876	$119,873	$3,754

MuniCash

Fiscal Year Ended October 31,	Transfer Agency Fees Paid to PNC GIS	Custodian Fees Paid to PTC	Custody Credits Earned

2009	$33,281	$23,736	$7751

2008	$54,326	$33,588	$31,269

2007	$113,131	$66,977	$8,046

California Money Fund

Fiscal Year Ended October 31,	Transfer Agency Fees Paid to PNC GIS	Custodian Fees Paid to PTC	Custody Credits Earned

2009	$50,270	$20,656	$—

2008	$85,593	$33,025	$20,172

2007	$141,951	$57,773	$27,839

New York Money Fund

Fiscal Year Ended October 31,	Transfer Agency Fees Paid to PNC GIS	Custodian Fees Paid to PTC	Custody Credits Earned

2009	$29,159	$15,983	$—

2008	$52,984	$26,856	$17,979

2007	$70,288	$30,883	$10,134

Service Organizations

The Funds may enter into agreements with institutional investors (“Service Organizations”) requiring them to provide certain services to their customers who beneficially own shares of the Funds. The Trust’s agreements with Service Organizations are governed by plans (comprised of a “Shareholder Services Plan” for each of the Administration, Cash Management, Cash Plus, Cash Reserve, Dollar and Premier Choice Shares; the “Cash Plus Shares Distribution Plan” for the Cash Plus Shares; the “Distribution and Services Plan” for the Plus Shares; and a “Shareholders Services Plan” and “Distribution Plan” for each of the Premier, Private Client and Select Shares), which have been adopted by the Trust’s Board pursuant to applicable rules and regulations of the SEC (collectively, the “Plans”). Pursuant to the Plans, the Board reviews, at least quarterly, a written report of the amounts expended under the Trust’s agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the Trust’s arrangements with Service Organizations must be approved annually by a majority of the Trust’s Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements.

Pursuant to the Dollar Shareholder Services Plan, each of the Funds may enter into agreements with Service Organizations requiring them to provide services to their customers who beneficially own Dollar Shares in consideration of 0.25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organizations for the benefit of their customers. Such services provided by a Service Organization may include (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the shareholders’ investments; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) aggregating and processing purchase and redemption requests from shareholders and placing net purchase and redemption orders with the distributor; (iv) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (v) processing dividend payments from the particular Fund on behalf of shareholders; (vi) providing information periodically to shareholders showing their positions in Dollar Shares; (vii) arranging for bank wires; (viii) responding to shareholder inquiries relating to a particular Fund or the services performed by the Service Organization; (ix) providing sub-accounting with respect to a Fund’s shares beneficially owned by shareholders or the information necessary for sub-accounting; (x) if required by law, forwarding shareholder communications from the particular Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; and (xi) other similar services to the extent permitted under applicable statutes, rules or regulations.

Pursuant to the Administration Shareholder Services Plan and Premier Choice Shareholder Services Plan, each of the Funds may also enter into agreements with Service Organizations requiring them to provide certain services to their shareholders who beneficially own Administration Shares or Premier Choice Shares, in consideration of 0.10% (on an annualized basis) of the average daily net asset value of the shares held by the Service Organization for the benefit of their shareholders. Services provided by the Service Organizations may include: (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the shareholders’ investments; and (ii) assisting shareholders in designating and changing dividend options, account designations and addresses.

Pursuant to the Cash Reserve Shareholder Services Plan, each of the Funds may also enter into agreements with Service Organizations requiring them to provide certain services to their shareholders who beneficially own Cash Reserve Shares, in consideration of a total of 0.40% (on an annualized basis) of the average net asset value of the Cash Reserve Shares held by the Service Organization for the benefit of their shareholders. An initial 0.10% (on an annualized basis) of the average daily net asset value of such Shares will be paid to Service Organizations for providing administrative services which may include the services provided for Administration Shares as described above. Another 0.25% (on an annualized basis) of the average daily net asset value of such Shares will be paid to Service Organizations for providing support services which may include the services provided for Dollar Shares as described in sub-sections (iii) through (xi) above. Another 0.05% (on an annualized basis) of the average daily net asset value of such Shares will be paid to Service Organizations for providing sweep and/or allocation services (“Sweep/Allocation Services”) which may include: (i) providing the necessary computer hardware and software which links the Service Organization’s demand deposit account (“DDA”) and/or employee benefits system to an account management system; (ii) providing software that aggregates the shareholders orders and establishes an order to purchase or redeem shares of a Fund based on established target levels for the shareholder’s accounts; (iii) providing periodic statements showing a shareholder’s account balance and, to the extent practicable, integrating such information with other shareholder transactions otherwise effected through or with the Service Organization; and (iv) furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Service Organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions.

Pursuant to the Cash Management Shareholder Services Plan, each of the Funds may also enter into agreements with Service Organizations requiring them to provide support services to their shareholders who beneficially own Cash Management Shares, in consideration of a total of 0.50% (on an annualized basis) of the average net asset value of the Cash Management Shares held by the Service Organization for the benefit of their shareholders. An initial 0.10% (on an annualized basis) of the average daily net asset value of such Shares will be paid to Service Organizations for providing administrative services which may include the services provided for Administration Shares as described above. Another 0.25% (on an annual basis) of the average daily net asset value of such Shares will be paid to Service Organizations for providing services which may include the services provided for Dollar Shares as described in sub-sections (iii) through (xi) above. Another 0.05% (on an annualized basis) of the average daily net asset value of such Shares will be paid to Service Organizations for providing Sweep/Allocation Services provided for Cash Reserve Shares as described above. Another 0.10% (on an annualized basis) of the average daily net asset value of such Shares will be paid to Service Organizations for providing the sweep marketing services which may include (i): marketing and activities, including direct mail promotions, that promote the Sweep/Allocation Services, (ii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing, (iii) distribution of literature promoting Sweep/Allocation Services, (iv) travel, equipment, printing, delivery and mailing costs and overhead and other office expenses attributable to the marketing of the Sweep/Allocation Services.

Pursuant to the Distribution and Services Plan (12b-1 Plan) for the Plus Shares, TempFund, T-Fund, MuniFund, New York Money Fund and California Money Fund may enter into agreements with Service Organizations requiring them to provide certain sales and support services to their shareholders who beneficially own Plus Shares in consideration of 0.25% (or 0.40% in the case of the New York Money and California Money Funds) (on an annualized basis) of the average daily net asset value of the Plus Shares held by the Service Organization for the benefit of shareholders. Sales and support services provided by the Service Organizations may include: (a) reasonable assistance in connection with the distribution of Plus Shares to shareholders as requested from time to time by the distributor, which assistance may include forwarding sales literature and advertising provided by the distributor for shareholders; and (b) the following support services to shareholders who may from time to time acquire and beneficially own Plus Shares: (i) establishing and maintaining accounts and records relating to shareholders that invest in Plus Shares; (ii) processing dividend and distribution payments from a particular Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in Plus Shares; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed by the Service Organization; (vi) responding to routine inquiries from shareholders concerning their investments in Plus Shares; (vii) providing subaccounting with respect to Plus Shares beneficially owned by shareholders or the information to the Trust necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from a particular Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in Plus Shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the distributor may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules and regulations.

Pursuant to the Cash Plus Shareholder Services Plan, TempCash, FedFund, MuniCash, California Money Fund and New York Money Fund may enter into agreements with a financial institution requiring it to provide services to its customers who beneficially own Cash Plus Shares in consideration of a total of 0.50% (on an annualized basis) of the average daily net asset value of the Cash Plus Shares held by a financial institution for the benefit of its customers. An initial 0.10% (on an annualized basis) of the average daily net asset value of Cash Plus Shares will be paid to a financial institution for providing services which may include the services provided for Administration Shares as described above. Another 0.25% (on an annualized basis) of the average daily net asset value of Cash Plus Shares will be paid to a financial institution for providing support services which may include the services provided for Dollar Shares as described in sub-sections (iii) through (xi) above. Another 0.05% (on an annualized basis) of the average daily net asset value of Cash Plus Shares will be paid to a financial institution for providing Sweep/Allocation Services provided for Cash Reserve Shares as described above. Another 0.10% (on an annualized basis) of the average daily net asset value of such Shares will be paid to a financial institution for providing services which may include: (i) marketing and activities, including direct mail promotions that promote the Sweep/Allocation Services, (ii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing, (iii) distribution of literature promoting Sweep/Allocation Services, (iv) travel, equipment, printing, delivery and mailing costs and other office expenses attributable to the marketing of the Sweep/Allocation Services.

Pursuant to the Cash Plus Shares Distribution Plan (12b-1 Plan), TempCash, FedFund, MuniCash, California Money Fund and New York Money Fund may enter into an agreement with a financial institution requiring it to provide certain sales and distribution services to its shareholders who beneficially own Cash Plus Shares in consideration of 0.35% (on an annualized basis) of the average daily net asset value of the Cash Plus Shares held by a financial institution for the benefit of shareholders. Sales and support services provided by a financial institution may include, among other things, reasonable assistance in connection with the distribution of Cash Plus Shares to shareholders as requested from time to time by the distributor, which assistance may include forwarding sales literature and advertising provided by the distributor for shareholders.

Pursuant to the Select Shares, Private Client Shares and Premier Shares Distribution (12b-1) Plans, each Fund will be subject to a distribution fee payable pursuant to their Distribution Plans and related Agreements which will not exceed 0.35%, 0.35% and 0.10%, respectively, of the average daily net asset value of such shares held by Service Organizations for the benefit of their customers. Sales and distribution services provided by Service Organizations under the applicable Distribution Plan and related Agreement may include reasonable assistance in connection with the distribution of such shares to shareholders as requested from time to time by the distributor, which assistance may include forwarding sales literature and advertising provided by the distributor for Customers.

Select Shares, Private Client Shares and Premier Shares will also be subject to a fee payable pursuant to their respective Shareholder Service Plan and related Agreement which will not exceed 0.50% (on an annualized basis) of the average daily net asset value of a particular Fund’s Select Shares, Private Client Shares or Premier Shares held by Service Organizations for the benefit of their customers. An initial 0.10% (on an annualized basis) of the average daily net asset value of such Shares will be paid to Service Organizations for providing administrative services which may include the services provided for Administration Shares as described above. Another 0.25% (on an annualized basis) of the average daily net asset value of such Shares will be paid to Service Organizations for providing services which may include the services provided for Dollar Shares as described in sections (iii) through (xi) above. Another 0.05% (on an annualized basis) of the average daily net asset value of such Shares will be paid to Service Organizations for providing Sweep/Allocation Services provided for Cash Reserve Shares as described above. Another 0.10% (on an annualized basis) of the average daily net asset value of such Shares will be paid to Service Organizations for providing services which may include: (i) marketing activities, including direct mail promotions, that promote the Sweep/Allocation Services, (ii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing, (iii) distribution of literature promoting Sweep/Allocation Services, (iv) travel, equipment, printing, delivery and mailing costs and other office expenses attributable to the marketing of the Sweep/Allocation Services.

With respect to the Select Shares, Premier Shares and Private Client Shares, until March 1, 2011, BRIL has contractually agreed to waive all or a portion of the fees to which it is entitled under the Distribution Plan and Service Organizations have contractually agreed to waive all or a portion of the fees to which they are entitled under the Distribution Plan and the Shareholder Services Plan and related Agreement so that after such waivers, the maximum net annual fund ordinary operating expense ratios do not exceed (i) 1.00% of the average daily net assets of each Fund for Select Shares; (ii) 0.68% of the average daily net assets of each Fund for Private Client Shares; and (iii) 0.68% of the average daily net assets of each Fund for Premier Shares.

The Board has approved the Trust’s arrangements with Service Organizations based on information provided to the Board that there is a reasonable likelihood that the arrangements will benefit the class of shares of the Fund charged with such fees and its shareholders. Any material amendment to the Trust’s arrangements with Service Organizations must be made in a manner approved by a majority of the Trust’s Board (including a majority of the disinterested Trustees), and any amendment to increase materially the costs under the Distribution Plan (12b-1 Plan) of the Cash Plus Shares, Plus Shares, Select Shares, Private Client Shares or Premier Shares must be approved by the holders of a majority as defined in the 1940 Act of the applicable outstanding shares. (It should be noted that while the annual service fee with respect to Plus Shares is currently set at 0.25%, the Plan adopted by the Board with respect to California Money Fund and New York Money Fund permits the Board to increase this fee to 0.40% without shareholder approval.) So long as the Trust’s arrangements with Service Organizations are in effect, the selection and nomination of the members of the Trust’s Board who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Independent Trustees.

The Manager, BRIL, and/or their affiliates may pay additional compensation, from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with providing services to shareholders of the Trust. See “Miscellaneous — Other Information” below.

The following chart provides information with respect to the fees paid to, and waived by, Service Organizations during the fiscal year ended October 31, 2009. A significant portion of the fees collected by Service Organizations were paid to affiliates for providing shareholder servicing activities to the Funds’ share classes.

Fund/Share Class*	Total Shareholder Servicing Fees	Total Distribution (12b-1) Fees	Shareholder Servicing Fees Waived	Distribution (12b-1) Fees Waived

TempFund/Dollar	$14,811,492	$—	$—	$—

TempFund/Cash Reserve	$49,093	$—	$8,012	$—

TempFund/Cash Management	$5,112,406	$—	$875,721	$—

TempFund/Administration	$2,262,510	$—	$—	$—

TempFund/Select	$4,477,665	$3,134,365	$898,038	$1,699,981

TempFund/Private Client	$447,789	$313,452	$42,499	$313,452

TempFund/Premier	$1,597,427	$319,485	$224,182	$319,483

TempCash/Dollar	$2,507,848	$—	$39,618	$—

TempCash/Cash Management	$109	$—	$—	$—

TempCash/Administration	$54,666	$—	$—	$—

FedFund/Dollar	$2,674,477	$—	$—	$—

FedFund/Cash Reserve	$17,926	$—	$6,293	$—

FedFund/Cash Management	$126,993	$—	$53,101	$—

FedFund/Administration	$130,464	$—	$2,049	$—

FedFund/Select	$943,440	$660,408	$425,804	$546,020

FedFund/Private Client	$369,140	$258,398	$126,306	$258,396

FedFund/Premier	$574,743	$114,949	$221,559	$114,948

T-Fund/Dollar	$1,325,113	$—	$—	$—

T-Fund/Cash Management	$2,528,822	$—	$1,952,847	$—

T-Fund/Administration	$39,267	$—	$14,072	$—

T-Fund/Select	$1,395,549	$977,543	$1,152,815	$977,543

T-Fund/Private Client	$1,509	$1,056	$1,223	$1,056

T-Fund/Premier	$767,205	$153,441	$617,399	$153,440

Federal Trust/Dollar	$389,564	$—	$—	$—

Federal Trust/Administration	$18	$—	$11	$—

Treasury Trust/Dollar	$606,475	$—	$—	$—

Treasury Trust/Cash Management	$348,011	$—	$261,101	$—

Treasury Trust/Administration	$160,352	$—	$93,731	$—

MuniFund/Dollar	$571,985	$—	$—	$—

MuniFund/Cash Management	$532,569	$—	$72,940	$—

MuniFund/Administration	$691,264	$—	$—	$—

MuniFund/Select	$162,079	$113,456	$38,906	$62,558

MuniFund/Private Client	$94,050	$65,834	$13,659	$65,834

MuniFund/Premier	$896,965	$179,393	$157,938	$179,392

MuniCash/Dollar	$263,147	$—	$—	$—

California Money Fund/Dollar	$35,963	$—	$—	$—

California Money Fund/Cash Management	$70	$—	$14	$—

California Money Fund/Administration	$2,817	$—	$13	$—

California Money Fund/Select	$212,022	$148,415	$69,212	$129,207

California Money Fund/Private Client	$79,372	$55,560	$21,382	$55,560

Fund/Share Class*	Total Shareholder Servicing Fees	Total Distribution (12b-1) Fees	Shareholder Servicing Fees Waived	Distribution (12b-1) Fees Waived

California Money Fund/Premier	$70,319	$14,064	$15,940	$14,064

New York Money Fund/Dollar	$14,722	$—	$—	$—

New York Money Fund/Cash Management	$69,942	$—	$13,948	$—

New York Money Fund/Administration	$13,595	$—	$537	$—

New York Money Fund/Select	$27,189	$19,033	$9,244	$14,571

New York Money Fund/Private Client	$58,708	$41,096	$17,021	$41,095

New York Money Fund/Premier	$19,043	$3,809	$6,397	$3,808

*	Share classes that had no shares outstanding as of October 31, 2009 and thus paid no fees to Service Organizations have been excluded from the chart.

Expenses

A Fund’s expenses include taxes, interest, fees and salaries of the Trust’s Trustees and officers who are not Trustees, officers (except the Chief Compliance Officer) or employees of the Trust’s service contractors, SEC fees, state securities registration fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, Service Organization fees, costs of the Funds’ computer access program, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. A Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

ADDITIONAL INFORMATION CONCERNING TAXES

Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all, or substantially all, of its income each year, so that the Fund itself generally will be relieved of federal income and excise taxes. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its net tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were to fail to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute with respect to each calendar year at least 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

The Funds may invest in debt securities that are issued at a discount or provide for deferred interest. Even though a Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the income earned by a Fund in a taxable year from such investments may not be represented by cash income, the Fund may have to dispose of securities that it might otherwise have continued to hold, or may have to borrow, to generate cash to satisfy its distribution requirements.

Interest and gain received by a Fund in connection with an investment in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Imposition of such taxes will reduce the return of the affected Fund.

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are designated as exempt-interest dividends will not be subject to regular federal income tax. Exempt-interest dividends are included, however, in determining the portion of a shareholder’s social security benefits and railroad retirement benefits that are subject to federal income taxes. Moreover, interest on certain otherwise tax-exempt securities is subject to a federal alternative minimum tax. Funds that invest in tax-exempt securities may at times buy such investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates; for federal income tax purposes, if the security is disposed of at a gain, some or all of this market discount will be included in the Fund’s ordinary income and will be an ordinary income dividend for federal income tax purposes and for purposes of New York State, New York City and California personal income taxes, if applicable, when distributed to shareholders. The tax rate on certain dividend income and long term capital gain applicable to non-corporate shareholders has been reduced for taxable years beginning prior to January 1, 2011. Under these rules, the portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities and short-term capital gains, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.

Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt interest dividends received with respect to the shares; to the extent not disallowed, such loss will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to the shares. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in the shareholder’s shares and any amount in excess of such basis will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (i.e., gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of its dividends paid during the year that qualify as capital gain dividends or exempt-interest dividends, as applicable, as well as the portion of an exempt-interest dividend that constitutes an item of tax preference, as discussed below.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

If the value of assets held by a Fund declines, the Board may authorize a reduction in the number of outstanding shares of the Fund in order to preserve a net asset value of $1.00 per share. The basis of any shares eliminated in this manner from a shareholder’s account would be added to the basis of the shareholder’s remaining shares of the Fund; a shareholder disposing of shares at that time might recognize a capital loss. Dividends, including dividends reinvested in additional shares of the Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced.

A loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends and capital gain dividends (“backup withholding”). Backup withholding could be required on distributions paid by MuniFund, MuniCash, California Money Fund and New York Money Fund if such Fund does not reasonably estimate that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be non-corporate shareholders for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s federal income tax liability provided that the required information is timely provided to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in a combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax. Dividends derived by a RIC from short-term capital gains and qualified net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities, if and to the extent properly designated as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, each Fund intends to make such designations. However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as an interest-related dividend or short term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be designated as consisting of qualified short term gain or qualified net interest income exempt from withholding in the hands of nonresident and foreign shareholders. Unless extended by Congress, this provision regarding interest-related dividends and short term capital gain dividends generally would only apply to distributions with respect to taxable years of a Fund beginning before January 1, 2010.

Ordinary income and capital gain dividends paid by the Funds may also be subject to state and local taxes. However, certain states exempt from state income taxation dividends paid by RICs that are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.

The following is applicable to MuniFund, MuniCash, California Money Fund and New York Money Fund only:

For a Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund’s assets at the close of each quarter of the Fund’s taxable year must consist of securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing exempt securities, the Funds intend to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. The Funds will not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. If a Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on exempt securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within 60 days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year which qualifies as exempt-interest dividends for federal income tax purposes will be the same for all shareholders receiving dividends from the Fund with respect to such year.

Shares of the Funds may not be an appropriate investment for entities that are “substantial users” of facilities financed by “private activity bonds” or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and (i) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) who occupies more than 5% of the usable area of such facilities or (iii) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

Future legislation, regulations, rulings or court decisions may cause interest on municipal obligations to be subject, directly or indirectly, to federal income taxation or may cause interest on municipal obligations that are presently exempt from state and local taxation to be subject to state or local income taxation, or the value of such municipal obligations to be subject to state or local intangible personal property tax, or may otherwise prevent a Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in a Fund.

The foregoing is only a summary of some of the tax considerations generally affecting the Funds and their shareholders that are not described in the prospectuses. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

DIVIDENDS

General

Each Fund’s net investment income for dividend purposes consists of (i) interest accrued and original issue discount earned on that Fund’s assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets and (iii) less accrued expenses directly attributable to that Fund and the general expenses (e.g., legal, accounting and Trustees’ fees) of the Trust prorated to such Fund on the basis of its relative net assets. Any realized short-term capital gains may also be distributed as dividends to Fund shareholders. In addition, a Fund’s Administration Shares, Cash Management Shares, Cash Plus Shares, Cash Reserve Shares, Dollar Shares, Plus Shares, Premier Shares, Premier Choice Shares, Private Client Shares and/or Select Shares bear exclusively the expense of fees paid to Service Organizations. (See “Management of the Funds — Service Organizations.”)

As stated, the Trust uses its best efforts to maintain the net asset value per share of each Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by any Fund, it is possible that the Fund’s net asset value per share may fall below $1.00.

ADDITIONAL YIELD AND OTHER PERFORMANCE INFORMATION

The “yields” and “effective yields” are calculated separately for each Fund. The seven-day yield for each class or sub-class of shares in a Fund is calculated by determining the net change in the value of a hypothetical pre-existing account in a Fund having a balance of one share of the class involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund’s average account size, but does not include gains and losses or unrealized appreciation and depreciation. In addition, the effective annualized yield may be computed on a compounded basis (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result. Similarly, based on the calculations described above, 30-day (or one-month) yields and effective yields may also be calculated.

From time to time, in reports to shareholders or otherwise, a Fund’s yield or total return may be quoted and compared to that of other money market funds or accounts with similar investment objectives, to stock or other relevant indices and to other reports or analyses that relate to yields, interest rates, total return, market performance, etc. For example, the yield of a Fund may be compared to the iMoneyNet, Inc. Money Fund Average, which is an average compiled by iMoneyNet, Inc.’s Money Fund Report® of Westborough, MA 01581, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

Yield and return will fluctuate, and any quotation of yield or return should not be considered as representative of the future performance of the Fund. Since yields and returns fluctuate, performance data cannot necessarily be used to compare an investment in a Fund’s shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the investments held in a fund, portfolio maturity, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts investing in shares of a Fund will not be included in yield or return calculations; such fees, if charged, would reduce the actual yield or return from that quoted.

The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials (“Materials”), discussions or illustrations of the effects of compounding. “Compounding” refers to the fact that if dividends or other distributions on an investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on certain assumptions and action plans offering investment alternatives), investment management strategies, techniques, policies or investment suitability of a Fund, economic and political conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities, and hypothetical investment returns based on certain assumptions. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historical performance of select asset classes. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing and the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments, designations assigned a Fund by various rating or ranking organizations, and Fund identifiers (such as CUSIP numbers or NASDAQ symbols). Such

Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

Materials may include lists of representative clients of the Funds’ Manager, may include discussions of other products or services, may contain information regarding average weighted maturity or other maturity characteristics, and may contain information regarding the background, expertise, etc. of the Manager or of a Fund’s portfolio manager.

From time to time in advertisements, sales literature and communications to shareholders, the Funds may compare their total returns to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is found in iMoneyNet, Inc.’s Money Fund Report and reports prepared by Lipper Analytical Services, Inc. Total return is the change in value of an investment in a Fund over a particular period, assuming that all distributions have been reinvested. Such rankings represent the Funds’ past performance and should not be considered as representative of future results.

The foregoing information has been provided by the Funds’ distributor: In managing each Fund’s portfolio, the Manager utilizes a “pure and simple” approach, which may include disciplined research, stringent credit standards and careful management of maturities.

ADDITIONAL DESCRIPTION CONCERNING SHARES

The Trust was organized as a Delaware statutory trust on October 21, 1998. The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. Pursuant to such authority, the Board has authorized the issuance of ten series of shares designated as TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund. The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares or any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust’s shares as the Board may deem desirable. The Agreement and Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the Trustees without shareholder approval. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders of a Fund owning at least 25% of the Fund’s shares, the Trust will call for a meeting of shareholders of such Fund to consider the removal of one or more Trustees and certain other matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

Holders of shares in a Fund in the Trust will vote in the aggregate and not by class or sub-class on all matters, except as described above, and except that each Fund’s Administration, Cash Management, Cash Plus, Cash Reserve, Dollar, Plus, Premier, Premier Choice, Private Client and Select Shares, as described in “Service Organizations” above, shall be entitled to vote on matters submitted to a vote of shareholders pertaining to that Fund’s arrangements with its Service Organizations. Further, shareholders of each of the Funds will vote in the aggregate and not by Fund except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent accountants, the approval of principal underwriting contracts, and the election of Trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to portfolio.

Notwithstanding any provision of Delaware law requiring a greater vote of shares of the Trust’s shares of beneficial interest (or of any class voting as a class) in connection with any Trust action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Trust’s Charter, the Trust may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of beneficial interest voting without regard to class (or portfolio).

COUNSEL

Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, with offices at 1700 Market Street, Philadelphia, Pennsylvania 19103, has been selected as the Trust’s independent registered public accounting firm for the fiscal year ended October 31, 2010.

FINANCIAL STATEMENTS

The Annual Report for the fiscal year ended October 31, 2009 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report (“the Financial Statements”) are incorporated by reference into this Statement of Additional Information. The Financial Statements for the Trust’s fiscal year ended October 31, 2009 have been audited by the Trust’s independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. The Financial Statements in the Annual Report have been incorporated by reference herein in reliance upon such report given upon the authority of such firm as an expert in auditing.

MISCELLANEOUS

Proxy Voting Policies and Procedures

The Trust has delegated proxy voting responsibilities to BIMC and its affiliates, subject to the general oversight of the Trust’s Board. The Trust expects BIMC and its affiliates to vote proxies related to the Funds’ portfolio securities for which a Fund has voting authority consistent with the Fund’s best interests. BIMC has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Funds’ proxies. The Proxy Voting Policy is attached as Appendix D.

Information about how the Funds voted proxies, if any, relating to securities held in the Funds’ portfolios during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the SEC’s web site at http://www.sec.gov.

Other Information

The Manager, BRIL and/or their affiliates may pay, out of their own assets, compensation to authorized dealers, Service Organizations and intermediaries in connection with the sale, distribution and/or servicing of shares of the Funds. These payments (“Additional Payments”) would be in addition to the payments by the Funds described in the Funds’ prospectuses and this Statement of Additional Information for distribution and shareholder servicing and processing. These Additional Payments may take the form of “due diligence” payments for an institution’s examination of the Funds and payments for providing extra employee training and information relating to the Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Funds; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Manager, BRIL and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Manager, BRIL and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by a Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. Furthermore, the Manager, BRIL and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Manager, BRIL and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Service Organizations and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable FINRA regulations. The Additional Payments may include amounts that are sometimes referred to as “revenue sharing” payments.

Shareholder Vote

As used in this Statement of Additional Information, a “majority of the outstanding shares” of a Fund or of a particular portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of that Fund’s shares (irrespective of class or subclass) or of the portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of that Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund (irrespective of class or subclass) or of the portfolio.

Securities Holdings of Brokers

As of October 31, 2009, the value of a Fund’s aggregate holdings, if any, of the securities of each of its regular brokers or dealers or their parents is set forth below:

TempFund Regular Broker Dealer	Security	Value ($000)

Deutsche Bank Securities, Inc.	Debt	$494,723

Banc Of America Securities LLC	Debt	915,080

RBS Securities, Inc.	Debt	675,000

JPMorgan Securities, Inc.	Debt	275,000

UBS Securities LLC	Debt	325,000

HSBC Securities (USA), Inc.	Debt	110,000

TempCash Regular Broker Dealer	Security	Value ($000)

Deutsche Bank Securities, Inc.	Debt	$381,501

Banc Of America Securities LLC	Debt	45,000

RBS Securities, Inc.	Debt	75,000

HSBC Securities (USA), Inc.	Debt	20,000

FedFund Regular Broker Dealer	Security	Value ($000)

Deutsche Bank Securities, Inc.	Debt	$1,569,000

Banc Of America Securities LLC	Debt	425,000

RBS Securities, Inc.	Debt	1,993,000

JPMorgan Securities, Inc.	Debt	100,000

UBS Securities LLC	Debt	733,000

Credit Suisse Securities (USA) LLC	Debt	750,000

HSBC Securities (USA), Inc.	Debt	11,200

T-Fund Regular Broker Dealer	Security	Value ($000)

Deutsche Bank Securities, Inc.	Debt	$925,000

Banc Of America Securities LLC	Debt	375,000

RBS Securities, Inc.	Debt	885,000

JPMorgan Securities, Inc.	Debt	332,587

UBS Securities LLC	Debt	461,786

Credit Suisse Securities (USA) LLC	Debt	600,000

HSBC Securities (USA), Inc.	Debt	470,000

Certain Record Holders

As of February 24, 2010, the following persons owned beneficially or of record 5% or more of a class of shares of a Fund:

Name	Address	Percent
California Money Fund

Administration Shares

PNC Bank	8800 Tinicum Blvd Philadelphia, PA 19153	100.00%

Cash Management Shares

GE Financial Trust Company	3200 N Central Avenue Phoenix, AZ 85012	99.99%

Name	Address	Percent
Dollar Shares

Marshall & Ilsley Trust Co.	11270 West Park Place Milwaukee, WI 53224	68.61%

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	31.39%

Institutional Shares

State Street Bank & Trust	P O Box 5489 Boston, MA 02206	19.89%

Marshall & Ilsley Trust Co.	11270 West Park Place Milwaukee, WI 53224	19.71%

Citizens Business Bank	P O Box 2549 Rancho Cucamonga, CA 91729	12.16%

PNC Bank	8800 Tinicum Blvd. Philadelphia, PA 19153	10.29%

Whittier Trust Company	1600 Huntington Drive South Pasadena, CA 91030	10.09%

First American Trust Company	5 First American Way Santa Ana, CA 92707	7.29%

US Bank	1555 N. Rivercenter Drive Milwaukee, WI 53224	5.07%

Premier Shares

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	100.00%

Private Client Shares

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	100.00%
Select Shares

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	100.00%
Federal Trust Fund

Administration Shares

BPIF NSCC Omnibus Account	760 Moore Road King of Prussia, PA 19406	100.00%

Dollar Shares

CT Trust Services	80 West Street Suite 201 Rutland, VT 05701	49.11%

Marshall & Ilsley Trust Co.	11270 West Park Place Milwaukee, WI 53224	31.46%

Cortland Capital Investment	225 W Washington St Chicago, IL 60606	8.17%

Bank of America	135 South LaSalle Street Chicago, IL 60603	6.34%

Name	Address	Percent
Institutional Shares

Scaup & Co. Nominee	2 International Place Boston, MA 02110	31.09%

Gerlach (Nominee) & Co LLC	3800 Citigroup Center Tampa, FL 33610	30.71%

PNC Bank	8800 Tinicum Blvd. Philadelphia, PA 19153	8.89%

Capital One	11270 West Park Place Milwaukee, WI 53224	8.31%

Miami University Endowment	107 Roudebush Hall Oxford, OH 45056	5.79%
FedFund

Administration Shares

PNC Bank	8800 Tinicum Blvd Philadelphia, PA 19153	85.07%

National City Bank	4100 W 150th Street Cleveland, OH 44135	13.87%

Cash Management Shares

Bank of America	135 South LaSalle Street Chicago, IL 60603	100.00%

Cash Reserves Shares

Forward Funds Inc.	433 California St Suite 1 San Francisco, CA 94104	92.29%

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	7.71%
Dollar Shares

PNC Bank	620 Liberty Ave Pittsburgh, PA 15265	87.76%

Metavante	1800 NW Loop 281 Longview, TX 75604	9.15%

Institutional Shares

Bank of New York	111 Sanders Creek Parkway East Syracuse, NY 13057	13.11%

Goldman Sachs Global Cash	71 South Wacker Drive Chicago, IL 60606	8.14%

Banc of America Securities (CIS)	200 North College St. Charlotte, NC 28255	7.22%

Chicago Mercantile Exchange	20 South Wacker Drive Chicago, IL 60608	5.13%

BNP Paribas	525 Washington Blvd., 6th Floor Jersey City, NJ 07310	5.05%

Name	Address	Percent
Premier Shares

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	100.00%

Private Client Shares

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	100.00%

Select Shares

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	100.00%

MuniCash

Dollar Shares

Hilliard Lyons	500 W Jefferson St 6th Fl Louisville, KY 40202	78.02%

PNC Bank	620 Liberty Ave Pittsburgh, PA 15265	8.39%

Citizens National Bank	P O Box 911 Meridian, MS 39302	8.29%

Institutional Shares

PNC Bank	8800 Tinicum Blvd. Philadelphia, PA 19153	16.54%

Bank of America	135 S. LaSalle St. Chicago, IL 60603	10.32%

Citizens Communications Co.	3 High Ridge Park Stamford, CT 06905	8.48%

Marshall & Ilsley Trust Co.	11270 West Park Place Milwaukee, WI 53224	8.24%

Affiliated Distributors	100 Bellevue Parkway Wilmington, Delaware 19809	6.32%

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	5.95%

Hillenbrand Industries Inc.	700 State Route 46 East Batesville, IN 47006	5.79%

MuniFund

Administration Shares

PNC Bank	8800 Tinicum Blvd Philadelphia, PA 19153	98.21%

Cash Management Shares

SEI Trust Company	One Freedom Valley Drive Oaks, PA 19456	83.15%

PNC Bank	8800 Tinicum Blvd Philadelphia, PA 19153	10.63%

Name	Address	Percent
GE Financial Trust Company	3200 N Central Avenue Phoenix, AZ 85012	6.22%

Dollar Shares

Metavante	1800 NW LOOP 281 Longview, TX 75604	83.57%

PNC Bank	620 Liberty Ave Pittsburgh, PA 15265	14.27%
Institutional Shares

PNC Bank	8800 Tinicum Blvd. Philadelphia, PA 19153	14.79%

Bank of New York	111 Sanders Creek Parkway East Syracuse, NY 13057	9.82%

Cintas Corp.	6800 Cintas Blvd. Cincinnati, OH 45262	8.97%

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	7.47%
Premier Shares

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	100.00%

Private Client Shares

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	100.00%

Select Shares

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	100.00%

New York Money Fund

Administration Shares

PNC Bank	8800 Tinicum Blvd Philadelphia, PA 19153	100.00%

Cash Management Shares

City National Bank	400 North Roxbury Dr Beverly Hills, CA 90210	100.00%

Dollar Shares

Hilliard Lyons	500 W Jefferson St 6th Fl Louisville, KY 40202	100.00%

Institutional Shares

Bank of America	1201 Main Street, 9th Floor Dallas, TX 75202	29.33%

PNC Bank	8800 Tinicum Blvd. Philadelphia, PA 19153	16.64%

GFI Group Inc.	55 Water Street New York, NY 10041	14.20%

Name	Address	Percent
National Bank & Trust Company of Norwich	52 South Broad Street Norwich, NY 13815	9.95%

HSBC Bank USA	452 Fifth Avenue, 18th Floor New York, NY 10018	6.46%

SEI Trust Company	One Freedom Valley Drive Oaks, PA 19456	6.08%

HSBC Bank (FBOS)	One Freedom Valley Drive Oaks, PA 19456	5.18%

Premier Shares

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	100.00%

Private Client Shares

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	100.00%

Select Shares

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	100.00%

TempCash

Administration Shares

Hilliard Lyons	500 W Jefferson St 6th Fl Louisville, KY 40202	100.00%

Dollar Shares

Hilliard Lyons	500 W Jefferson St 6th FL Louisville, KY 40202	54.98%

Liberty Mutual	1191 Second Ave Suite 30 Seattle, WA 98101	32.60%

Institutional Shares

PNC Bank	8800 Tinicum Blvd. Philadelphia, PA 19153	16.48%

JPMorganChase	10420 Highland Manor Dr. Tampa, FL 33610	10.29%

Bank of New York	111 Sanders Creek Parkway East Syracuse, NY 13057	8.61%

First Hawaiian Bank	One Freedom Valley Drive Oaks, PA 19456	7.31%

Marshall & Ilsley Trust Co.	11270 West Park Place Milwaukee, WI 53224	6.15%

Banc of America Securities (CIS)	200 North College St. Charlotte, NC 28255	5.51%

Name	Address	Percent
TempFund

Administration Shares

PNC Bank	8800 Tinicum Blvd Philadelphia, PA 19153	81.16%

Deutsche Bank	100 Bellevue Parkway Wilmington, DE 19809	8.56%

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	5.14%

Cash Management Shares

GE Financial Trust Company	3200 N Central Avenue Phoenix, AZ 85012	69.25%

Capital Trust Company	2711 Centerville Road Wilmington, DE 19808	8.85%

BPIF NSCC Omnibus Account	760 Moore Road King of Prussia, PA 19406	7.35%

Bank of America	135 South LaSalle Street Chicago, IL 60603	5.54%

Cash Reserves Shares

BPIF NSCC Omnibus Account	760 Moore Road King Of Prussia, PA 19406	71.17%

PNC Bank	8800 Tinicum Blvd Philadelphia, PA 19153	14.25%

Deutsche Bank	100 Bellevue Parkway Wilmington, DE 19809	10.98%

Dollar Shares

PNC Bank	620 Liberty Ave Pittsburgh, PA 15265	75.82%

Bank of New York	111 Sanders Creek Parkway East Syracuse, NY 13057	11.74%

Institutional Shares

Bank of New York	111 Sanders Creek Parkway East Syracuse, NY 13057	15.27%

US Bank	1555 N. Rivercenter Drive Milwaukee, WI 53224	6.77%

Premier Shares

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	100.00%

Private Client Shares

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	100.00%

Name	Address	Percent
Select Shares

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	100.00%
T-Fund

Administration Shares

Deutsche Bank	100 Bellevue Parkway Wilmington, DE 19809	85.56%

PNC Bank	249 Fifth Avenue Pittsburgh, PA 15222	6.69%

US Bank	1555 N Rivercenter Drive Milwaukee, WI 53212	5.62%

Cash Management Shares

Union Bank	P O BOX 85602 San Diego, CA 92186	74.55%

Bank of America	135 South LaSalle Street Chicago, IL 60603	7.19%

PNC Bank	8800 Tinicum Blvd Philadelphia, PA 19153	6.63%

Dollar Shares

Union Bank	P O Box 85602 San Diego, CA 92186	68.13%

Bank of New York	111 Sanders Creek Parkway East Syracuse, NY 13057	25.66%

Institutional Shares

Union Bank	P O Box 85602 San Diego, CA 92186	22.65%

JC Penney Company Inc.	6501 Legacy Drive Plano, TX 75024	13.01%

Bank of New York	111 Sanders Creek Parkway East Syracuse, NY 13057	7.57%

Banc of America Securities (CIS)	200 North College St. Charlotte, NC 28255	5.72%

Mirant Corporation	1155 Perimeter Center Atlanta, GA 30338	5.42%

Premier Shares

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	100.00%

Private Client Shares

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	100.00%

Name	Address	Percent
Select Shares

JPMorganChase	One Metrotech Center North Brooklyn, NY 11201	100.00%

Treasury Trust Fund

Administration Shares

PNC Bank	8800 Tinicum Blvd Philadelphia, PA 19153	85.29%

Banc of America Securities (CIS)	200 North College St Charlotte, NC 28255	12.67%

Cash Management Shares

SEI Trust Company	One Freedom Valley Drive Oaks, PA 19456	56.79%

US Bank	1555 N Rivercenter Drive Milwaukee, WI 53212	21.30%

Deutsche Bank	100 Bellevue Parkway Wilmington, DE 19809	11.77%

PNC Bank	8800 Tinicum Blvd Philadelphia, PA 19153	5.70%
Dollar Shares

UBS Securities LLC	677 Washington Blvd Stamford, CT 06901	74.98%

BNY Mellon	525 William Penn Place Pittsburgh, PA 15230	7.96%

Institutional Shares

PNC Bank	8800 Tinicum Blvd. Philadelphia, PA 19153	17.17%

Banc of America Securities (CIS)	200 North College St. Charlotte, NC 28255	11.49%

Jewish Communal Fund	575 Madison Avenue New York, NY 10022	11.39%

Indiana State Teachers	150 W. Market St. Suite 300 Indianapolis, IN 46204	8.19%

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

“A-3” — Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinction within the “B” category.

“C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” — Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor’s has devised two types of ratings in order to comment on the risks associated with payment in currencies other than the entity’s home country. Such payments typically are made outside the company’s home country, so the risks encompass both transfer and convertibility.

•

A local currency rating is our current opinion of an obligor’s overall capacity to generate sufficient local currency resources to meet its financial obligations (both foreign and local currency), absent the risk of direct sovereign intervention that may constrain payment of foreign currency debt. Depending on the location of a company’s operations, such intervention could relate to more than one government. Local currency credit ratings are provided on our global scale or on separate national scales, and may be either issuer or specific issue credit ratings. Country or economic risk considerations factored into local-currency ratings include the impact of government policies on the obligor’s business and financial environment, including factors such as the exchange rate, interest rates, inflation, labor market conditions, taxation, regulation, and infrastructure. However, the opinion does not address transfer and other risks related to direct sovereign intervention to prevent the timely servicing of cross-border obligations.

•

A foreign currency credit rating is our current opinion of an obligor’s overall capacity to meet all financial obligations — including its foreign-currency-denominated financial obligations. It may take be either an issuer or an issue credit rating. As in the case of local currency credit ratings, a foreign currency credit opinion on our global scale is based on the obligor’s individual credit characteristics, including the influence of country or economic risk factors. However, unlike local currency ratings, a foreign currency credit rating includes transfer and other risks related to sovereign actions that may directly affect access to the foreign exchange needed for timely servicing of the rated obligation. Transfer and other direct sovereign risks addressed in such ratings include the likelihood of foreign-exchange controls and the imposition of other restrictions on the repayment of foreign debt.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” — Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” — Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” — Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” — This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” — This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” — Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” — Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” — Short-tern debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

“D” — A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment within one year, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” — A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

“D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Standard & Poor’s has devised two types of ratings in order to comment on the risks associated with payment in currencies other than the entity’s home country. Such payments typically are made outside the company’s home country, so the risks encompass both transfer and convertibility.

•

A local currency rating is our current opinion of an obligor’s overall capacity to generate sufficient local currency resources to meet its financial obligations (both foreign and local currency), absent the risk of direct sovereign intervention that may constrain payment of foreign currency debt. Depending on the location of a company’s operations, such intervention could relate to more than one government. Local currency credit ratings are provided on our global scale or on separate national scales, and may be either issuer or specific issue credit ratings. Country or economic risk considerations factored into local-currency ratings include the impact of government policies on the obligor’s business and financial environment, including factors such as the exchange rate, interest rates, inflation, labor market conditions, taxation, regulation, and infrastructure. However, the opinion does not address transfer and other risks related to direct sovereign intervention to prevent the timely servicing of cross-border obligations.

•

A foreign currency credit rating is our current opinion of an obligor’s overall capacity to meet all financial obligations — including its foreign-currency-denominated financial obligations. It may take be either an issuer or an issue credit rating. As in the case of local currency credit ratings, a foreign currency credit opinion on our global scale is based on the obligor’s individual credit characteristics, including the influence of country or economic risk factors. However, unlike local currency ratings, a foreign currency credit rating includes transfer and other risks related to sovereign actions that may directly affect access to the foreign exchange needed for timely servicing of the rated obligation. Transfer and other direct sovereign risks addressed in such ratings include the likelihood of foreign-exchange controls and the imposition of other restrictions on the repayment of foreign debt.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” — Securities considered to be speculative. For issuers and performing obligations, “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” — Securities considered to be highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” — Securities have high default risk. For issuers and performing obligations, default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“RD” — Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” — Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” indicates that Fitch does not publicly rate the associated issue or issuer.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” — Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” — Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” — Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” — Long-term debt rated “B” is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” — Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” — A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

(“high”, “low”) — Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1”—The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

APPENDIX B

ECONOMIC AND FINANCIAL CONDITIONS IN CALIFORNIA

Following is a brief summary of some of the factors that may affect the financial condition of the State of California (referred to herein as the “State” or “California”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of such factors. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of California could have an adverse impact on the financial condition of the State of California and its political subdivisions. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of California and its political subdivisions.

The following summary is based upon publicly available budget documents and offering statements relating to debt offerings of the State of California; however, it has not been updated nor will it be updated during the year. Neither the Fund nor its legal counsel has independently verified this information.

Overview

Since the start of 2008, California, as the rest of the nation, has been experiencing the most significant economic downturn since the Great Depression. California home building and residential real estate markets continued to slow in 2007, 2008 and 2009. The State has one of the highest rates of foreclosure and has experienced significant decreases in home prices. Rising unemployment in the State has added to the foreclosure problem. The State’s unemployment rate increased from 6.1 percent at the start of 2008 to 12.4 percent in December 2009. The United States unemployment rate for December 2009 was 10.0 percent. The ranks of the unemployed in the State increased from 1.1 million in July 2007 to more than 2.2 million by December 2009.

As a result of continuing weakness in the State economy, State tax revenues have declined precipitously, resulting in large budget gaps and cash shortfalls. The State Legislature and the Governor have had to adopt three major budget plans, covering both fiscal years 2008-09 and 2009-10, in less than 11 months as a response to continuing deterioration in the State’s fiscal condition. In the course of adopting these three budget plans, the State Legislature enacted some $60 billion in budget “solutions,” including some revenue increases and borrowings, but consisting primarily of expenditure reductions which have affected almost all parts of State government, education, social services and other programs funded by the State. Several key assumptions in recent budgets have not been realized, and the State’s budgetary plan continues to be based on a number of assumptions which may not be realized. Further budgetary actions will be needed to maintain a positive balance for the State’s General Fund at the end of fiscal year 2009-10.

The State’s access to the capital markets was virtually closed down in the second half of 2008 and into 2009 as a consequence of the turmoil in the credit markets starting in mid-2008 and the State’s own deteriorating financial condition. While the State reentered the markets in March 2009 following the enactment of the Initial 2009 Budget (as defined below), it is not known how much capacity exists to purchase State bonds at reasonable rates. Another consequence of the cash pressure facing the State was that construction of bond-funded projects around the State was frozen in December 2008. Furthermore, in February 2009, the State Controller deferred making payments on several billion dollars of State obligations, including tax refunds, vendor payments, and some payments to counties for social service costs. With the enactment of the Amended 2009 Budget (as defined below), the State was able to temporarily relieve its cash shortfall, but cash flow shortfalls quickly reemerged. By July 2009, cash resources had dwindled so far that the State Controller issued short-term, interest-bearing registered warrants (“IOUs”) in lieu of checks which could be cashed immediately to make payments of certain of the State’s obligations. This was only the second time that the State had issued IOUs since the Great Depression. While the IOUs were called for redemption in late 2009, the State Controller has indicated

that cash pressures will continue to exist. The State will continue to be dependent on access to the capital markets to assist in its cash management, and to avoid recurrence of payment deferrals or the issuance of additional IOUs, but such access cannot be assured. However, the State Controller has indicated that under virtually any circumstances, debt service on State bonds will be paid.

Expenditure reductions and budget pressures in recent years on the State budget have resulted in continuing fiscal pressures on local governments throughout the State. These pressures will continue in view of the current State budget shortfall and the reductions in State aid adopted as part of the recent State budget solutions, particularly for schools and social services. Furthermore, local tax revenues, especially property taxes and sales taxes, have declined in many jurisdictions. One city, Vallejo, in Solano County, has entered bankruptcy under Chapter 9 of the federal bankruptcy code and there can be no assurance other cities or counties may not have to follow suit.

Economic Factors

California is by far the most populous state in the nation, over 60 percent larger than the second-ranked state according to the 2000 U.S. Census. The State’s July 1, 2009 estimated population of about 38.5 million represented over 12 percent of the total United States population.

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

The State, as the rest of the nation, is in a severe economic recession. Personal income fell in the State in the fourth quarter of 2008 and the first two quarters of 2009. The decline in the first quarter of 2009, 1.8 percent, was the largest in 40 years, but the fall in the second quarter was considerably smaller. California personal income is projected by the State Department of Finance to grow 2.4 percent in 2010, as compared to falling by an estimated 2.8 percent in 2009, and as compared to the 5.6 percent average growth rate from 1988 to 2008.

Taxable sales in the State decreased by an estimated 2.1 percent in fiscal year 2007-08. Based on preliminary data, the Governor’s Office estimates that taxable sales further decreased 12.8 percent in fiscal year 2008-09 and will decrease an additional 7.5 percent in fiscal year 2009-10. Taxable sales fell sharply in the first half of 2009 and in the third quarter of 2009, taxable sales were 16.8 percent lower than a year earlier.

The total assessed valuation of property in the State is lower in fiscal year 2009-10 than it was in the prior fiscal year. This is the first year-to year decline in the Statewide property tax values since the State began keeping records in 1933.

The State’s unemployment rate increased from 6.1 percent at the start of 2008 to 12.4 percent in December 2009. In comparison, the United States unemployment rate for December 2009 was 10.0 percent. The State gained 31,000 jobs in October 2009, which was the first gain since April 2008. The ranks of the unemployed in the State increased from 1.1 million at July 2007 to more than 2.2 million by December 2009.

California home building and residential real estate markets continued to slow in 2007, 2008 and 2009. Residential building permits were issued at a very low level in the first ten months of 2009. However, the State’s housing sector has shown some signs of recovery. Median home prices increased 8.6 percent in December 2009 from the prior year. Furthermore, in December 2009, unsold inventory declined 32 percent from the prior year and the number of days needed to sell a home was 35.3 days, down from 46.3 days a year earlier. Nevertheless, additional foreclosures may result from the resetting of adjustable rates on “Alt-A” and other adjustable rate mortgages between 2010 and 2013. The impact of the resetting may be mitigated by the fact that the resets are spread out over multiple years and may be further mitigated if mortgage interest rates remain low.

Commercial construction continued to trend down as well during the first ten months of 2009, with the value of private nonresidential construction for which permits was issued down 46 percent since January 2009. Public works construction fell 28 percent in the first ten months of 2009.

Constitutional Limitations on Taxes, Other Charges and Appropriations

Limitation on Property Taxes. Certain California Debt Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions).

Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any “special tax.”

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. Article XIIID imposes notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy.

“Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990’s because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. The State Department of Finance estimates the State was about $16.9 billion below the limit in fiscal year 2007-08, and will be about $21.3 billion below its limit in fiscal year 2008-09.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Debt Obligations or on the ability of the State or local governments to pay debt service on such California Debt Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State

The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants.

Capital Facilities Financing. The State builds and acquires capital facilities primarily through the use of general obligation bonds and lease-purchase borrowing. Under the State Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of January 1, 2010, the State had outstanding approximately $73.5 billion of long-term general obligation bonds, of which $63.9 billion was payable primarily from the State General Fund and approximately $9.3 billion of lease-purchase debt primarily supported by the State General Fund. As of January 1, 2010, the State had about $47.5 billion of authorized and unissued General Fund-supported long-term general obligation bonds, some of which may first be issued as general obligation commercial paper notes, and approximately $10.5 billion of authorized and unissued lease revenue bonds payable from the State General Fund. In fiscal year 2008-09, debt service on General Fund-supported general obligation bonds and lease purchase debt was approximately 5.6 percent of General Fund revenues.

Future Bond Issuance Plans. In light of the approximately $60 million in bond authorizations approved by the voters and the State Legislature since 2006, issuance of General Fund supported debt, primarily general obligation bonds, is expected to increase in coming years. However, the exact amount which may be issued will depend on market conditions, the ratings of State bonds and other factors. The 2010-11 Governor’s Budget (as defined herein) projects General Fund expenditures for debt service will increase by $376 million in fiscal year 2010-11, or 6.4 percent, to reflect the projected sale of general obligation bonds to pay for infrastructure projects, not including General Fund offsets. See “Bond Ratings” below.

Disruptions in the financial markets and uncertainties about the State’s budget condition have caused significant disruptions over the past years in the State’s bond issuance program. Because of these factors, the State did not issue any new general obligation bonds between July 2008 and February 2009. The State reentered the market in March 2009 with a $6.54 billion tax-exempt bond issue, the largest new money general obligation bond issue in the State’s history. The State sold additional taxable and tax-exempt general obligation bonds in excess of $13 billion from April 2009 through November 2009.

Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. External borrowing is typically done with revenue anticipation notes that are payable later in the fiscal year in which they are issued. Revenue anticipation notes have been issued in 22 of the last 23 fiscal years, however, there can be no assurance that any additional revenue anticipation notes can be issued in the future. On September 29, 2009, the State issued $8.8 billion of revenue anticipation notes to mature in May and June 2010, as part of its fiscal year 2009-10 cash management program. The 2010-11 Governor’s Budget projects that while the State will likely face cash challenges in March 2010, the State will have sufficient cash to pay the $8.8 billion revenue anticipation notes in full and on schedule. Moreover, State Finance officials released a joint statement in January 2010, emphasizing that payments of debt service on State general obligation bonds and revenue anticipation notes are a high priority and are expected to be made on time in any circumstances.

The State is also authorized under certain circumstances to issue revenue anticipation warrants that are payable in the succeeding fiscal year, as well as registered refunding warrants issued to refund revenue anticipation warrants. The State has issued revenue anticipation warrants to bridge short-term cash flow shortages in five years since 1992. In addition, the State issued IOUs in lieu of cash payments in July 2009, the second such issuance since the 1930s. See “Recent Financial Results” below.

Obligations of State Agencies

A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the State’s General Fund and carry different ratings than the State’s general obligation bonds. The State’s Department of Water Resources has been one of the largest issuers of revenue bonds in recent years, with over $11 billion of outstanding bonds secured by power and water users. The California Housing Finance Agency has over $8 billion of outstanding bonds secured by mortgage loans made for single family and multi-family housing units. None of these revenue bonds are backed by the State’s faith and credit or taxing power.

Recent Financial Results

The principal sources of General Fund tax revenues in fiscal year 2008-09 were the California personal income tax (52 percent of total General Fund tax revenues), the sales and use tax (29 percent) and the corporation tax (12 percent). A large portion of personal income tax receipts is derived from capital gains realizations and stock option income. These sources are particularly volatile, in light of the steep stock market losses that began in 2008. The severe recession has also made sales and use tax revenues and corporation tax revenues volatile as well.

The State maintains a Special Fund for Economic Uncertainties (the “SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Due to recurring cash flow shortfalls, the Department of Finance estimates a $5.4 billion SFEU deficit on June 30, 2010.

The sharp drop in revenues over the last two fiscal years resulted in a significant depletion of cash resources to pay the State’s obligations. In February 2009, the State deferred making certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service. Full payments resumed in March 2009, and the State was able to pay all its obligations through June 30, 2009, including repayment of $5.5 billion of 2008-09 revenue anticipation notes. However, by July 2009, as new budget gaps were identified and with the failure to adopt corrective actions, the State’s cash resources had dwindled so far that, commencing July 2, 2009, the State Controller began to issue interest-bearing registered warrants (“IOUs”) for certain lower priority obligations in lieu of warrants (checks) which could be immediately cashed. The registered warrants, the issuance of which did not require the consent of the recipient’s thereof, bore interest. With enactment of the Amended 2009 Budget (as defined below) in late July 2009, the State was able to access financial markets to partially fund its cash flow requirements and was able to call all its outstanding registered warrants for redemption on September 4, 2009. This issuance was only the second time the State has issued registered warrants to such types of State creditors since the 1930s.

As a result of the cash pressure facing the State, on December 17, 2008, the Pooled Money Investment Board voted to significantly curtail loans from the State’s Pooled Money Investment Account (“PMIA”) thereby postponing or stopping construction on thousands of projects Statewide. The PMIA customarily made such loans to provide temporary funding for infrastructure projects prior to permanent financing through the issuance of State general obligation bonds or lease revenue bonds.

The Governor also ordered unpaid furloughs of State employees each month, commencing on February 1, 2009, as well as layoffs of State agency and department employees. The Governor’s Office projected that if the three-day per month furlough remained in effect for all of fiscal year 2009-10, General Fund payroll expenditures would be reduced by approximately $1.278 billion or 14 percent of General Fund payroll expenditures. However, litigation has been brought challenging the furlough program and on December 31, 2009, a Superior Court found that the furlough program violated State law.

Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an Proposition 98, an initiative, was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

The financial condition of the State is also subject to pension risks, including potential significant increases in required State Contributions to the Public Employees’ Retirement System and increased financial obligations related to post-employment benefits. The State’s annual contribution to the Public Employees’ Retirement Fund (“PERF”) has increased from approximately $2.40 billion in fiscal year

2005-06 to an estimated $3.49 billion for fiscal year 2010-11. Approximately 55 percent of the State contributions to PERF are made from the General Fund. The Amended 2009 Budget provides for payment of all required contributions in fiscal year 2009-10.

The State is also projected to pay approximately $1.21 billion in fiscal year 2009-10 and $1.44 billion in fiscal year 2010-11 for “pay-as-you-go” post-employment health and dental benefits for retired State employees, their spouses and dependants. It is estimated that the State’s required contribution will be $2.26 billion by fiscal year 2015-16. In February 2010, the State Controller’s Office released a report which estimates the State’s actuarial unfunded liability for the current “pay-as-you-go” policy as approximately $51.8 billion. This unfunded obligation is $3.6 billion higher than the $48.2 billion obligation identified in the prior year. Based on this unfunded obligation figure, the State has post-employment benefits costs of $3.9 billion for fiscal year 2009-10. However, the Amended 2009 Budget only provides for $1.3 billion for such payments. The Governor’s Office and the State Legislature have not yet made decisions on how to address these future costs. The State’s credit ratings may be affected if the State does not reduce or manage the unfunded liability. See “Bond Ratings” below.

Balanced Budget Amendment

On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which requires the State to enact a balanced budget and establish a special reserve and restricts future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the State Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency and call the State Legislature into special session for that purpose. If the State Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the State Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that special reserve Budget Stabilization Account be established, which is funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. The Budget Stabilization Account is currently unfunded due to withdrawals and defundings in recent years.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

State-Local Fiscal Relations

In November 2004, voters approved Proposition 1A, which made significant changes in the fiscal relationship between the State and local governments. In return for a $2.6 billion contribution to State budgets in fiscal years 2004-05 and 2005-06, Proposition 1A prohibits the State from accessing local governments’ property tax, sales tax and vehicle license fee revenues except under limited circumstances. Starting in fiscal year 2008-09, the State can borrow up to 8 percent of local property tax revenues but only if the Governor declares a fiscal hardship and with 2/3 approval of each house of the Legislature. The Amended 2009 Budget (as defined herein) authorized the State to exercise its borrowing authority under Proposition 1A. This borrowing is estimated to generate $1.935 billion that will offset State General Fund costs for a variety of court, health, corrections and K-12 programs. The amount borrowed is required to be paid back, with interest, no later than June 30, 2013. Many localities elected to offset this borrowing by securitizing the State’s repayment obligation earlier this year. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of ten fiscal years and only if previous borrowings have been repaid. Proposition 1A also strengthens requirements for the State to reimburse local governments if it enacts certain kinds of laws which mandate increased local spending. Proposition 1A is intended to produce greater certainty for local governments, but will reduce the State’s options for dealing with budget shortfalls in the future.

The single largest portion of the State budget is support for K-12 public schools and community college districts. Proposition 98, an initiative measure adopted originally in 1988, mandates that a set percentage of State general fund revenues be spent for K-14 schools, with the balance of school funding provided by a share of local property taxes. Proposition 98 is extremely complex, and results in significant fiscal problems when, as in current conditions, general fund revenues fall short of the projections on which the original appropriations to schools were made.

State Budget for Fiscal Year 2009-10

Initial 2009 Budget Act. In December 2008, the Governor identified a budget gap between expected revenues and expenditure obligations in excess of $41 billion for the two fiscal years 2008-09 and 2009-10. After protracted negotiations and revisions to the 2008 Budget Act, the 2009 Budget Act and related legislation were adopted by the State Legislature on February 19, 2009, and signed by the Governor on February 20, 2009 (the “Initial 2009 Budget”).

The Initial 2009 Budget projected General Fund revenues for fiscal year 2007-08 of $103.027 billion and revenues for fiscal year 2008-09 of $101.991 billion. However, it is widely acknowledged that by the time of passage of the Initial 2009 Budget, revenue estimates were already too optimistic, in light of continuing weak performance in the California economy and unprecedented adverse developments in the global and national financial markets, particularly after September 15, 2008. The Governor declared a fiscal emergency in December 2008, and called three concurrent special legislative sessions in order to address the projected budget deficit, officially estimated to be $41.7 billion by fiscal year-end 2009-10, absent further actions on revenues and expenditures.

Although the Governor signed the Initial 2009 Budget Act on February 20, 2009, much of the budget depended on the results of the May 19 election and on overly optimistic revenue and expenditure projections. By the time the Governor released his May Revision of the adopted 2009-10 budget (the “2009 May Revision”), it was projected that, due to further deterioration in State revenue projections, a 2009-10 budget shortfall of approximately $15.4 billion would occur regardless of the outcome of the May 19 election and was anticipated that failure of the May 19 ballot measures would cause the budget shortfall to increase to approximately $21.3 billion without further budget actions.

The May 19 ballot measures failed to win the necessary majority vote for passage. Meanwhile, 2009 May Revision updates showed continuing shortfalls in revenue collections and increased costs as well as the failure of the May 19 ballot measures, pushing the projected budget shortfall to $24.3 billion.

On July 1, 2009, the Department of Finance released further updates to the 2009 May Revision increasing the size of the State’s estimated budget shortfall from approximately $24.3 billion to approximately $26.6 billion. On the same date, the Governor proclaimed a fiscal emergency and called a legislative special session pursuant to Proposition 58 to address the State’s fiscal emergency. The Governor also ordered three furlough days every month for certain State employees to save cash for essential state functions and services. As described below, the Governor’s furlough program was subsequently found to violate State law. See “State Cash Position” below.

Amended 2009 Budget Act. On July 24, 2009, the State legislature adopted amendments to the Initial 2009 Budget Act to address the budget shortfall. On July 28, 2009, the Governor signed the amended budget act (“the Amended 2009 Budget”), while vetoing $489 million in General Fund appropriations.

The Amended 2009 Budget projects $89.5 billion of revenues and transfers to the General Fund and authorizes total General Fund expenditures of $84.6 billion for fiscal year 2009-10. The Amended 2009 Budget projects a General Fund reserve of $500 million at the end of fiscal year 2009-10.

The Amended 2009 Budget includes approximately $15.6 billion in spending reductions, largely through cuts in education, health and welfare services. The Amended 2009 Budget also includes approximately $7.5 billion of revenue enhancements which consist of borrowings, revenue shifts which reduce future fiscal year’s revenues and other “one-time” fixes, some of which have or may in the future be challenged in court. Consequently, court decisions have or may in the future block implementation of certain revenue enhancements contained in the Amended 2009 Budget, including:

—	$489 million from certain vetoes made by the Governor in connection with the Amended 2009 Budget. There are currently two cases challenging the Governor’s authority to use his line-item veto power.

—	$1.3 billion from the Governor’s furlough of State employees. In several cases, petitioners challenged the Governor’s executive orders directing the furlough without pay of State employees. On December 31, 2009, a Superior Court found that the furlough program violated State law. See “Recent Financial Results” above.

—	$937.6 million from shifting State workers’ June 30 pay date to July 1, passing the costs to the next fiscal year.

—	$1 billion from a sale of the State Compensation Insurance Fund’s workers compensation insurance portfolio. State Insurance Commissioner Steve Poizner has filed a lawsuit challenging the proposed sale. Because of this pending litigation, the State no longer expects the sale to occur in fiscal year 2009-10 or 2010-11.

—	$1.9 billion from borrowing of counties’ property tax collections under the provisions of Proposition 1A that voters approved in 2004, which the State must repay to the counties with interest by June 30, 2013. See “State-Local Relations” above.

—	$1.7 billion from shifting local redevelopment agencies’ funds to pay costs otherwise payable from the General Fund in exchange for extending the number of years the agencies could collect a portion of property taxes in their region. An association of redevelopment agencies and a group of counties have filed separate suits to block this transfer.

These unsustainable revenue enhancements make it very likely that, absent a dramatic economic recovery, California will continue to experience budget and cash flow strains in the near and foreseeable future.

Proposed State Budget for Fiscal Year 2010-11

On January 8, 2010, the Governor released his proposed budget for fiscal year 2010-11 (the “2010-11 Governor’s Budget”). The Governor projected a $19.9 billion gap between revenues and projected state expenditures by the end of fiscal year 2010-11, absent corrective budget actions by the State Legislature and the Governor. This figure includes a projected General Fund deficit of $6.6 billion at the end of 2009-10 and an additional $12.3 billion operating deficit at the end of fiscal year 2010-11. The 2010-11 Governor’s Budget addresses this shortfall through a combination of $8.5 billion in spending reductions, $4.5 billion in alternative funding and fund shifts and seeking $6.9 billion in federal funds. In case the federal government fails to provide the funds requested, the Governor proposes that the State Legislature approve the “triggering” of alternative program reductions and revenue increases, including the elimination of significant health and social service programs. The Governor also declared a fiscal emergency on January 8, 2010, calling the State Legislature into a special session to begin taking action on the Governor’s proposed solutions to address the budget gap and create a $1 billion reserve.

The economic forecasts embedded in the 2010-11 Governor’s Budget assume that gross domestic product will grow nationally 2.2% in 2010 and 2.9% in 2011, and that California personal income will grow 2.4% in 2010 and 3.6% in 2011. These California personal income growth rates are well below the State’s average rate of 5.5% between 1990 and 2007. The forecast also projects State employment to shrink 0.7% to approximately 14.06 million jobs in 2010, but to grow 1.3% to approximately 14.24 million jobs in 2011.

LAO Budget Review

On January 11, 2010, the State’s Legislative Analyst’s Office (“LAO”) released an analysis of the 2010-11 Governor’s Budget entitled “The 2010-11 Budget: Overview of the Governor’s Budget.” The LAO states that the reasons for the State’s current budget gap are similar to prior budget shortfalls: the inability of the State to achieve proposed budget solutions; the effects of adverse court decisions; and, for fiscal year 2010-11, the expiration of various one-time and temporary budget solutions approved in 2009. The LAO states that, while it is reasonable to assume the State will secure some new federal funding and flexibility, the chances that the State will receive all of what the Governor seeks from the federal government is very unlikely. The LAO recommends that the State Legislature should assume that federal relief will be billions of dollars less than the $6.9 billion in federal funds that the Governor seeks, necessitating that it make more very difficult decisions affecting both State revenues and spending. The report concludes that, because many of the budget solutions will require significant time for departments to implement, the State Legislature and the Governor need to agree to a framework to solve much of the budget problem by the end of March, at which time the Governor will release a revision of the 2010-11 Governor’s Budget.

Future Budgets

It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with the deteriorating fiscal situation and the State’s recurring structural deficit. The Amended 2009 Budget was the culmination of California’s effort to restore balance to a State budget that has been decimated by the worst budget crisis in the State’s history and will continue to be affected by national and State economic conditions and other factors. Moreover, California’s budget situation is likely to remain challenged for some time; economic recovery is not expected to be as robust as in past years and some of the current budget solutions are one-time enactments, or are of a limited duration. Further, the State is saddled with generous unemployment compensation benefits, including unfunded post-retirement health care benefits, which limit the State’s discretionary expenditures and its ability to respond to its financial crisis. See “Recent Financial Results” above.

Pending Litigation

There are currently numerous legal proceedings pending against the State, that if determined adversely against the State, could affect the State’s expenditures, and in some cases, its revenues and cash flow. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. See “Additional Information” below for information on how to obtain such official statements.

Bond Ratings

As of February 2010, the following ratings for the State of California general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”):

Moody’s	S&P	Fitch
Baa1	A-	BBB

These ratings are among the lowest of any of the 50 states. These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Additional Information

Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at (800) 900-3873 or at www.treasurer.ca.gov.

Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller’s Office and the LAO. The State Department of Finance issues a monthly bulletin, which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The State Controller issues a monthly report on General Fund cash receipts and disbursements. These reports are normally released on the 10th day of every calendar month for the period ended on the last day of the prior month. The Administration also formally updates its budget projections three times during each fiscal year, in January, May and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

Complete text of the 2010-11 Governor’s Budget may be found at the Electronic Budget website of the Department of Finance (www.ebudget.ca.gov), under the heading “Governor’s Proposed Budget.”

None of the information on the above websites is incorporated herein by reference.

Obligations of Other Issuers

Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State’s General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State’s General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 “bailout” aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. The enactment of Proposition 1A in November 2004 substantially changed the ability of the State to use local government taxing sources to aid the State budget. See “State-Local Fiscal Relations.”

In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). In recent years, the State has provided over $350 million to support local law enforcement costs.

To the extent the State should be constrained by its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the “Welfare-to-Work” programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide “general assistance” for able-bodied indigents who are ineligible for other welfare programs.

Local governments are facing substantial increases in future pension liabilities and health care costs for retirees, and increases in current contribution rates, as a result of generous new retirements benefits granted to employees during recent economic boom times, and reduced earnings resulting from the stock market declines during the 2000-2003 period and more recently in 2007-2009. See “Recent Financial Results” above.

Assessment Bonds. California Debt Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

Other Considerations

The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals. See “Obligations of State Agencies” and “Obligations of Other Issuers — Other Issuers of California Debt Obligations” above.

Limitations on ad valorem property taxes may particularly affect “tax allocation” bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody’s and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis. See “Obligations of State Agencies” and “Obligations of Other Issuers—Other Issuers of California Debt Obligations” above.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity’s general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on securities held in the California Municipal Fund, future allocations of State revenues to local governments or the abilities of State or local governments to pay the interest on, or repay the principal of, such securities.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the California Municipal Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

On February 27, 2009, the Governor proclaimed a state of emergency due to Statewide drought conditions resulting from three years of below-average rainfall and limitations on exportation of water. In the proclamation, the Governor requested that urban water users reduce water use by 20 percent and directed the Department of Water Resources to, among other things, cooperate with local water agencies to implement aggressive water conservation efforts and facilitate water transfers to respond to emergency conditions that might arise. Reduced water supplies will have a negative impact on agriculture.

APPENDIX C

ECONOMIC AND OTHER CONDITIONS IN NEW YORK

The following information is a brief summary of factors affecting the economy of New York City (“New York City” or the “City”) or New York State (the “State” or “New York”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information, available as of February 15, 2010, with respect to the State, and December 10, 2009, with respect to the City, and it does not reflect recent developments since the dates of such offering statements and other information. The Fund has not independently verified this information.

The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

New York City

General. The City, with a population of approximately 8,000,000, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

For each of the 1981 through 2009 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles (“GAAP”), after discretionary and other transfers. City fiscal years end on June 30 and are referred to by the calendar year in which they end. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s current financial plan projects budget balance in the 2010 fiscal year in accordance with GAAP, except for the application of Statement No. 49 of the Government Accounting Standards Board (“GASB 49”) as described herein. The City’s current financial plan projects budget gaps for each of the 2011 through 2013 fiscal years. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year. The City is required to submit its financial plans to the New York State Financial Control Board (the “Control Board”).

The Mayor is responsible for preparing the City’s financial plan which relates to the City and certain entities that receive funds from the City, including the financial plan for the 2010 through 2013 fiscal years submitted to the Control Board on June 23, 2009 (the “June Financial Plan”) and Modification No. 10-1 to the June Financial Plan (as so modified, the “2010-2013 Financial Plan” or “Financial Plan”). The City’s projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies are described below and include the condition of the regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State legislation and policies affecting the City and the cost of future labor settlements.

The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans. For information on reports issued by the City Comptroller and others reviewing and commenting on the Financial Plan and the October Financial Plan and identifying various risks, see “Certain Reports” herein.

City’s Financing Program. Implementation of the Financial Plan is dependent on the City’s ability to market successfully its bonds and notes, including revenue and tax anticipation notes that it may issue under certain circumstances to finance seasonal working capital requirements. Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities including the New York City Municipal Water Finance Authority (the “Water Authority”) and the New York City Transitional Finance Authority (“TFA”). The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the City, and public discussion of such developments, may affect the market for outstanding City general obligation bonds and notes.

2010-2013 Financial Plan. For the 2009 fiscal year, the City’s General Fund had a total surplus of $2.919 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, except for the application of GASB 49 as described below, after discretionary and other transfers. The 2009 fiscal year is the twenty-ninth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP, except for the application of GASB 49.

The City’s expense and capital budgets for the 2010 fiscal year were adopted on June 19, 2009 (the “June Financial Plan”). The June Financial Plan, which was consistent with the City’s expense and capital budgets as adopted for the 2010 fiscal year, projected revenues and expenses for the 2010 fiscal year balanced in accordance with GAAP, except for the application of GASB 49, as described below. The June Financial Plan projected gaps of $4.9 billion, $5.0 billion and $5.6 billion in fiscal years 2011 through 2013, respectively.

On November 16, 2009, the City submitted to the Control Board Modification No. 10-1 to the June Financial Plan and projects revenues and expenses for the 2010 fiscal year balanced in accordance with GAAP, except for the application of GASB 49, and projects gaps of $4.1 billion, $4.9 billion and $5.6 billion in fiscal years 2011 through 2013, respectively.

The Financial Plan reflects, since the June Financial Plan, an increase in projected net tax revenues of $683 million in fiscal year 2010, primarily as a result of increases in personal income and business tax revenues and the resolution of general and banking corporation tax audits.

The Financial Plan also reflects, since the June Financial Plan, an increase in projected net expenditures of $144 million in fiscal year 2010 and decreases in projected net expenditures of $243 million, $91 million and $76 million in fiscal years 2011, 2012 and 2013, respectively. Changes in projected expenditures include: (i) decreases in pension contributions of $25 million, $47 million and $69 million in fiscal years 2011, 2012 and 2013, respectively, as a result of lower than anticipated investment losses in fiscal year 2009; (ii) decreases in debt service costs of $1 million, $218 million, $44 million and $7 million in fiscal years 2010 through 2013, respectively; and (iii) increases in certain uniformed agency expenditures of $145 million in fiscal year 2010.

The Financial Plan also reflects the enactment by the State, effective August 1, 2009, of tax proposals included in the June Financial Plan. The Financial Plan also reflects, since the June Financial Plan, the provision of $539 million for prepayments of future expenses in fiscal year 2010, as a result of decreased expenditures or increased revenues, resulting in the net additional benefit of $539 million in fiscal year 2011.

In July 2009, the State amended the New York City Transitional Finance Authority Act to expand the borrowing capacity of the TFA by providing that it may have outstanding $13.5 billion of Future Tax Secured Bonds (excluding such bonds issued for costs relating to the terrorist attack on the World Trade Center (“Recovery Bonds”)) and may issue additional Future Tax Secured Bonds provided that the amount of such additional bonds, together with the amount of indebtedness contracted by the City, does not exceed the debt limit of the City. As a result of this change, the City currently expects to finance through the TFA approximately half of the capital program that was previously expected to be financed with general obligation debt. Consequently, in order to more accurately reflect the debt service costs of the City’s capital program, and the trends in personal income tax revenues, the Financial Plan reflects, since the June Financial Plan, the funding requirements associated with TFA Future Tax Secured Bonds, as a debt service expense, and the personal income tax revenues retained by the TFA, as revenues to the City.

The Financial Plan does not reflect the impact on the City of potential State budget actions. On December 2, 2009, the State enacted an amendment to the State budget reflecting a current year deficit reduction plan. The amended State budget is expected to reduce State aid to the City by approximately $75 million in fiscal year 2010, primarily in the areas of revenue sharing, education, transportation and social services. Subsequently, the Governor announced that the reductions included in the State budget amendment are not sufficient and that he has directed the State Division of the Budget to reduce or delay State aid payments administratively in order to balance the budget and conserve cash. The amount and impact of any such delay or reduction in State aid to the City is not known at this time.

The Financial Plan does not reflect the additional expense budget costs that may be incurred, commencing in fiscal year 2011, unless there is a change in applicable law or action by the Control Board, as a result of GASB 49 relating to the accounting treatment of pollution remediation costs. Currently, many of these costs are included in the City’s capital budget and financed through the issuance of bonds. The Control Board, pursuant to existing authorization under the New York State Financial Emergency Act for the City of New York (the “Financial Emergency Act”), has approved a phase-in of the budgetary impact of GASB 49, enabling the City to continue to finance with the issuance of bonds certain remediation costs for projects authorized prior to fiscal year 2011 and, consequently, to achieve balance in fiscal years 2009 and 2010 in accordance with GAAP, except in the application of GASB 49. In fiscal year 2009, the City reported approximately $236.1 million of such remediation costs. In addition, for fiscal year 2009 the City reported a pollution remediation obligation liability of $175.5 million, the costs of known pollution which the City is obligated to remediate, estimated as of June 30, 2009. The City is seeking to amend the Financial Emergency Act to authorize the Control Board to permit the permanent waiver of the budgetary impact of GAAP changes such as those included in GASB 49. If such legislation were not enacted or the Control Board did not further delay or waive the implementation of GASB 49 for budgetary purposes, there would be significant increased costs to the City’s expense budget starting in fiscal year 2011 as a result of GASB 49.

On November 16, 2009, the Director of Management and Budget of the City directed City agencies to submit spending reduction programs in controllable City-funded spending of 1.5% for the Department of Education, 2% for the uniformed forces and 4% for all other agencies in fiscal year 2010 and 4% for the Department of Education and uniformed forces and 8% for all other agencies in fiscal year 2011. These reductions, if enacted, would provide overall City budget relief of approximately $550 million and $1.2 billion in fiscal years 2010 and 2011, respectively. It is anticipated that spending reduction programs will be reflected in the modification to the Financial Plan to be released in early 2010. (See “Certain Reports” herein).

Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2010 through 2013 fiscal years; realization of projected earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of New York City Health and Housing Corporation (“HHC”) and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets. Certain of these assumptions are reviewed in reports issued by the City Comptroller and other public officials. See “Certain Reports” herein.

The projections and assumptions contained in the Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City’s control, will be realized.

Personal Service Costs and Other Post-Employment Benefits (“OPEB”). The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will decrease from an estimated level of 260,419 as of June 30, 2010 to an estimated level of 256,661 by June 30, 2013.

Other fringe benefits includes $1.4 billion, $1.4 billion, $1.3 billion and $2.1 billion in fiscal years 2010 through 2013, respectively, for OPEB expenditures for current retirees, which costs are currently paid by the City on a pay-as-you-go basis. Other fringe benefits reflects lowered expense of $225 million in fiscal year 2010 as a result of the prepayment in fiscal year 2009 of $225 million into the Retiree Health Benefits Trust Fund. Other fringe benefits reflects lowered expense of $82 million, $395 million and $672 million in fiscal years 2010 through 2012, respectively, as a result of reduced contributions to the Retiree Health Benefits Trust Fund in those years. For fiscal year 2009, the City reported an OPEB liability of $65.5 billion in its government-wide financial statements, based upon an actuarial valuation and in accordance with GASB 45. There is no requirement to fund such liability. Other fringe benefits reflects health benefits savings of $357 million, $386 million and $418 million in fiscal years 2011 through 2013, respectively, which requires approval of collective bargaining units.

The Reserve for Collective Bargaining contains funds for the cost of collective bargaining increases for labor contracts not yet settled, consistent with the settled contract patterns through final contract expiration dates in the period March 2010 to July 2012. The pattern for the final two years for each contract provides for 4% annual wage increases for all collective bargaining units. After the expiration of each contract, the Financial Plan assumes annual increases of 1.25%.

Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets for fiscal years 2010-2011 and thereafter will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the City has made various assumptions with respect to federal aid. Future federal actions could have adverse effects on the City’s cash flow or revenues.

Certain Reports. From time to time, the Control Board staff, the Office of the State Deputy Comptroller (“OSDC”), the City Comptroller, the Independent Budget Office (“IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City’s future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

On July 27, 2009, the City Comptroller released a report on the Mayor’s adopted budget for fiscal year 2010 and the June Financial Plan. The report notes that in fiscal year 2009 tax revenues declined substantially as a result of the recession and the Enacted Budget exhausts reserves that had been accumulated from fiscal years 2003 through 2008. The report does not anticipate significant expenditure risks in fiscal year 2010 and, due to a more positive outlook for the City’s economy, estimates that tax revenues in fiscal year 2010 may exceed the City’s projections by $1.26 billion which may result in additional resources to apply to unexpected contingencies in the current fiscal year or to fiscal year 2011 gap-closing programs.

In his report, the City Comptroller identified additional resources for 2010 and net risks for fiscal years 2011 through 2013 which, when added to the results projected in the June Financial Plan, would result in a surplus of $1.10 billion in fiscal year 2010 and gaps of $5.24 billion, $5.70 billion and $6.58 billion in fiscal years 2011 through 2013, respectively. The differences from the Financial Plan projections result in part from the City Comptroller’s expenditure projections, which exceed those in the Financial Plan by $104 million, $1.07 billion, $1.04 billion and $1.05 billion in fiscal years 2010 through 2013, respectively, resulting from: (i) increased overtime expenditures of $137 million in fiscal year 2010 and $100 million in each of fiscal years 2011 through 2013; (ii) the uncertainty that the Mayor’s proposal to require employee contributions of 10 percent of health insurance premiums will be approved by the municipal unions, which would result in increased costs of $357 million, $386 million and $418 million in fiscal years 2011 through 2013, respectively; (iii) the possibility that the State legislature does not approve the City’s proposal to restructure pension benefits for new employees, which would result in increased costs of $200 million in each of fiscal years 2011 through 2013; (iv) an increase in public assistance grants of $50 million in fiscal year 2013; (v) projected savings in judgment and claims expenses of $33 million, $88 million, $148 million and $213 million in fiscal years 2010 through 2013, respectively; and (vi) estimated increased costs of $500 million in each of fiscal years 2011 through 2013 as a result of GASB 49. The differences from the Financial Plan also result from the City Comptroller’s revenue projections. The report estimates that (i) property tax collections will be lower by $40 million and $55 million in fiscal years 2010 and 2011, respectively, and higher by $30 million and $70 million in fiscal years 2012 and 2013, respectively; (ii) personal income taxes will be higher by $190 million in fiscal year 2010 and lower by $95 million, $160 million and $335 million in fiscal years 2011 through 2013, respectively; (iii) business taxes will be higher by $375 million and $185 million in fiscal years 2010 and 2011, respectively, and lower by $200 million and $190 million in fiscal years 2012 and 2013, respectively; (iv) sales taxes will be higher by $300 million and $140 million in fiscal years 2010 and 2011, respectively, and lower by $84 million in fiscal year 2013; and (v) real estate related taxes will be higher by $435 million, $575 million, $655 million and $650 million in fiscal years 2010 through 2013, respectively. The revenue projections result in net additional tax revenues of $1.26 billion, $750 million, $325 million and $111 million in fiscal years 2010 through 2013, respectively. Additionally, the report projects a shortfall of $60 million in fiscal year 2010 as a result of the delay in implementing the City’s sales tax initiatives.

On July 22, 2009, the staff of the OSDC issued a report on the June Financial Plan. The OSDC report observed that, though the City has reacted quickly and been proactive through recent economic developments and closed the fiscal year 2010 budget gap, gaps in fiscal years 2011 through 2013 average more than $5 billion because the current fiscal year budget is balanced with nearly $6.6 billion in nonrecurring resources. The OSDC report further observed that balancing the budget in subsequent years, absent a strong economic recovery, could be difficult because the City has used most of the budget surpluses generated in past years and has already raised taxes and decreased spending.

The report identified possible risks to the June Financial Plan of $250 million, $1.26 billion, $1.29 billion and $1.5 billion in fiscal years 2010 through 2013, respectively. When combined with the results projected in the Financial Plan, the report estimated that these risks could result in budget gaps of $250 million, $6.18 billion, $6.28 billion and $7.14 billion in fiscal years 2010 through 2013, respectively. The risks to the June Financial Plan identified in the report include: (i) the delay in obtaining State legislative approval of the sales tax increase and the possibility of failing to obtain State legislative approval for the restructuring of pension benefits for new employees and certain other agency actions, which would result in increased costs of $100 million, $250 million, $255 million and $256 million in fiscal years 2010 through 2013, respectively; (ii) the possibility that the Mayor’s proposal to require employee contributions of 10 percent of health insurance premiums is not accepted by the municipal unions, which would result in increased costs of $357 million, $386 million and $418 million in fiscal years 2011 through 2013, respectively; (iii) increased police department overtime costs of $80 million in each of fiscal years 2010 through 2013; (iv) increased special education costs of $70 million in each of fiscal years 2010 through 2013; (v) increased costs of $500 million in each of fiscal years 2011 through 2013 as a result of implementing GASB 49; (vi) increased department of education health insurance costs of $125 million in fiscal year 2013 due to a higher number of retirees and higher health insurance premiums than anticipated; and (vii) increased public assistance costs of $58 million in fiscal year 2013.

In addition to the adjustments to the June Financial Plan projections, the OSDC report identified two additional risks that could have a significant impact on the City. First, the report identifies the possibility that wages increase at the projected rate of inflation rather than the 1.25 percent per annum provided for in the June Financial Plan, which would increase costs by $110 million, $318 million and $590 million in fiscal years 2011 through 2013, respectively. Second, the report states that the City may have to offset a potential shortfall of $350 million in anticipated State education aid in fiscal year 2011 and replace federal economic stimulus funds for education when the benefits of those funds are exhausted, resulting in increased costs of $1 billion in each of fiscal years 2012 and 2013.

On July 22, 2009, the staff of the Control Board issued a report on the June Financial Plan. The report observes that the City will be able to achieve budget balance for fiscal year 2010 with the use of prior-year surpluses, agency reduction programs, tax increases and federal stimulus funds. The Control Board’s analysis cites possible lower tax revenue collections, additional expenditures relating to overtime and pollution remediation, and the possibility of failure to obtain legislative approval for certain labor concessions contained in the June Financial Plan as risks to the budget in the Financial Plan years. The report also notes that the rapid growth of the City’s OPEB liability is of particular concern.

The report quantified possible additional resources, offset by certain risks, to the June Financial Plan. The report identified possible net risks of $74 million, $1.24 billion, $1.29 billion and $1.35 billion in fiscal years 2010 through 2013, respectively. When combined with the results projected in the June Financial Plan, these net risks would result in estimated gaps of $74 million, $6.16 billion, $6.29 billion and $6.98 billion in fiscal years 2010 through 2013, respectively. The possible additional resources identified in the report result from increased miscellaneous revenues of $100 million in fiscal year 2009 and $150 million in each of fiscal years 2011 through 2013. The risks identified in the report result from: (i) a reduction in non-property tax collections of $150 million and $75 million in fiscal years 2011 and 2012, respectively; (ii) a reduction in property tax collections of $100 million, $200 million and $300 million in fiscal years 2011 through 2013, respectively; (iii) increased uniformed services overtime expenses of $104 million, $82 million, $81 million and $81 million in fiscal years 2010 through 2013, respectively; (iv) estimated increases related to the funding of pollution remediation projects in the City’s expense budget instead of its capital budget of $500 million in each of fiscal years 2011 through 2013; (v) the possibility that the Mayor’s proposal to require employee contributions of 10 percent of health insurance premiums is not accepted by the municipal unions, which would result in increased costs of $357 million, $386 million and $418 million in fiscal years 2011 through 2013, respectively; (vi) the possibility that the State legislature does not approve the City’s proposal to restructure pension benefits for new employees, which would result in increased costs of $200 million in each of fiscal years 2011 through 2013; and (vii) the delay in obtaining State legislative approval of the sales tax increase, resulting in decreased revenue of $70 million in fiscal year 2010.

The City Comptroller, the OSDC and the Control Board have recently released additional reports each of which discuss the Financial Plan. Such reports are available to the public.

Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs, when necessary, in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. To finance its projected cash flow needs, the City issued $1.5 billion of short-term obligations in fiscal years 2002, 2003 and 2004. No short-term obligations were required to be issued in each of fiscal years 2005 through 2009. The City regularly reviews its cash position and the need for short-term borrowing. The Financial Plan does not include the issuance of short term obligations in fiscal year 2010. The Financial Plan reflects the issuance of short term obligations in the amount of $2.4 billion in each of fiscal years 2011 through 2013.

Outstanding General Obligation Indebtedness. As of September 30, 2009, the City had approximately $39.751 billion of net long term indebtedness.

Water, Sewer and Waste. The City’s financing program includes the issuance of water and sewer revenue bonds by the Water Authority which is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on Water Authority indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the New York City Water Board (the “Water Board”), which holds a lease interest in the City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. The City’s Ten-Year Capital Strategy applicable to the City’s water and sewer system covering fiscal years 2010 through 2019, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $12.8 billion. The City’s Capital Commitment Plan for fiscal years 2010 through 2013 reflects total anticipated City-funded water and sewer commitments of $7.1 billion which are expected to be financed with the proceeds of Water Authority debt.

TFA. The TFA is authorized to have outstanding $13.5 billion of Future Tax Secured Bonds (excluding such bonds issued for costs relating to the terrorist attack on the World Trade Center) and may issue additional Future Tax Secured Bonds provided that the amount of such additional bonds, together with the amount of indebtedness contracted by the City, does not exceed the debt limit of the City. Future Tax Secured Bonds are issued for general City capital purposes and are secured by the City’s personal income tax revenues and, to the extent such revenues do not satisfy specified debt ratios, sales tax revenues. In addition, the TFA is authorized to have outstanding $9.4 billion of Building Aid Revenue Bonds to pay for a portion of the City’s five-year educational facilities capital plan. Building Aid Revenue Bonds are secured by State building aid, which the Mayor has assigned to the TFA. The TFA expects to issue $236 million, $889 million, $917 million and $960 million of Building Aid Revenue Bonds in fiscal years 2010 through 2013, respectively.

Litigation. The City is a defendant is a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City’s ability to carry out the Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2009 amounted to approximately $5.5 billion.

New York State

The New York Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. In 2003, federal and state governments began reporting employment and wage statistics in accordance with the North American Industry Classification System (“NAICS”) industrial classification system.

Manufacturing employment continues to decline in New York, as in most other states, and New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers of transportation and other types of equipment. As defined under NAICS, the trade, transportation, and utilities supersector accounts for the second largest component of State nonagricultural employment, but only the fifth largest when measured by wage share. This sector accounts for less employment and wages for the State than for the nation. New York City is the nation’s leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes more than one-fifth of total wages. The remaining service-producing sectors include information, professional and business services, private education and healthcare, leisure and hospitality services, and other services. These industries combined account for more than four of every ten nonagricultural jobs in New York and, except for leisure and hospitality, each accounts for a higher proportion of total State employment than for the nation as a whole. Farming is an important part of the economy in rural areas, although it constitutes only about 0.2 percent of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation’s leaders in the production of these commodities. Federal, State and local governments together comprise the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

Manufacturing and construction account for smaller shares of employment for the State than for the nation, while service industries account for a larger share. The financial activities sector share of total wages is particularly large for the State relative to the nation. Thus, the State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

Economic and Demographic Trends. In calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-1991 recession and post-recession period, the economies of the State and much of the rest of the Northeast were more heavily damaged than the nation as a whole and were slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, State employment growth surpassed that of the nation, and in 2000 the rates were essentially the same. In 2001, the September 11th attack resulted in a downturn in New York that was more severe than for the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has since closed.

Total State nonagricultural employment has declined as a share of national nonagricultural employment. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is an employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

Recent Events. On January 19, 2010 the Governor presented his Executive Budget for 2010-2011 to the Legislature. The Executive Budget Financial Plan (the “Initial Executive Budget Financial Plan” or

“Initial Plan”) reflected the recommendations to eliminate a General Fund budget gap in 2010-2011 that was then estimated at approximately $7.4 billion. The budget gap included an estimated budget shortfall of $500 million in 2009-2010 that was expected to be carried forward into 2010-2011. On February 9, 2010 the Governor submitted amendments to the Executive Budget (the “Updated Financial Plan”). The Updated Financial Plan reflects the (a) impact of the Governor’s amendments and (b) substantive forecast revisions to the multi-year projections of receipts and disbursements that were set forth in the Initial Plan, based on updated information through January 2010. The Updated Financial Plan would fully eliminate the $8.2 billion budget gap that must be addressed in 2010-2011, and reduce the projected gap in 2011-2012 from $14.5 billion to $5.4 billion. The increase from the Initial Plan was due to downward revisions to the PIT forecast based on January 2010 results, and higher expected spending for Medicaid. The revisions increased the current-year budget shortfall that is expected to be carried into 2010-2011 to $1.4 billion, an increase of $880 million from the Initial Plan. The Updated Financial Plan identifies additional gap-closing resources and actions to fully eliminate the additional General Fund gap (including the 2009-2010 budget shortfall) and maintain a balanced Executive Budget proposal, as required by law.

The most significant new gap-closing resource is an anticipated six-month extension of a higher Federal Medical Assistance Percentage (“FMAP”) for eligible State Medicaid expenditures. On February 1, 2010, President Obama released his Executive Budget for Fiscal Year 2011. The President’s Executive Budget recommends a six-month extension of the temporary increase in the FMAP that was authorized in the American Recovery and Reinvestment Act of 2009 (“ARRA”). Under the ARRA, the higher FMAP for eligible Medicaid expenditures currently in effect would expire on December 31, 2010. The Division of the Budget (“DOB”) estimates that, if approved, the extension of higher FMAP through June 30, 2011 would provide approximately $1.1 billion in savings in both the 2010-2011 and 2011-2012 fiscal years.

Enacted Budget for Fiscal Year 2009-2010. The Governor’s Executive Budget for the 2009-2010 fiscal year projected ending the 2009-2010 fiscal year in balance on a cash basis. The State Legislature completed action on the $131.8 billion budget for the 2009-2010 fiscal year on April 3, 2009 (the “Enacted Budget”). The Enacted Budget enabled the State to end its 2008-2009 fiscal year in balance on a cash basis. The State Annual Information Statement dated May 15, 2009 (the “Annual Information Statement”) reflects the Enacted Budget and revisions to the spending estimates therein through May 1, 2009, the date of the State Financial Plan. The State released a supplement to its Annual Information Statement on May 29, 2009 (the “May AIS Supplement”), which contains information regarding preliminary operating results for the State’s general fund, the performance of the State’s pension fund and certain litigation against the State. The State updates the Annual Information Statement quarterly and released its first quarterly update on July 30, 2009 (the “July AIS Update”), its second quarterly update on November 3, 2009 (the “November AIS Update”) and its third quarterly update on February 15, 2010 (the “February AIS Update”).

In the November AIS Update, DOB estimated a General Fund budget gap of $3.2 billion in the current year. The Governor proposed a Deficit Reduction Plan (“DRP”) to eliminate the gap. The proposed DRP included actions that could be implemented administratively and actions that required the approval of the Legislature. In December 2009, the Governor and Legislature approved a DRP that provided an estimated $2.7 billion in 2009-2010 savings (including approximately $800 million in savings from administrative actions), leaving a shortfall of $414 million.

Since the November AIS Update, DOB has made several substantive revisions to the current-services forecast for the current year that, taken together, increase the estimate of the General Fund shortfall by $966 million (to a total of $1.4 billion). The estimate for tax collections has been reduced by $1.1 billion, based on collections experience to date, and the estimate for Medicaid expenditures has been increased by $580 million, based on an increase in weekly payments to providers and updated enrollment data. An increase in the expected value of the Video Lottery Terminal franchise payment and lower estimated spending across a range of programs and activities offset in part the lower receipts and higher Medicaid spending.

After accounting for the DRP and the forecast revisions, the General Fund has an estimated shortfall of $1.4 billion remaining in the current fiscal year. This estimate assumes the successful completion of, among other things, transactions related to the Video Lottery Terminal franchise payment and the Battery Park City Authority. Rather than proposing additional gap-closing measures in the current fiscal year, when the range of options for achieving recurring savings is increasingly limited, the State expects to carry the budget shortfall forward into 2010-2011, and address it in the Executive Budget as part of a multi-year plan that emphasizes recurring savings. The State expects to end 2009-2010 with a cash balance of $1.4 billion in the General Fund, including $1.2 billion in the State’s rainy day reserves.

Fiscal Year 2010-2011. The General Fund had a projected current-services budget gap of $8.2 billion for 2010-2011. The current-services gap for 2010-2011 has increased by $1.4 billion compared to the November AIS Update forecast. The growth in the gap is due almost exclusively to the $1.4 billion budget shortfall that is expected to be carried forward from 2009-2010 into 2010-2011, as described above. There were also a number of substantive current-services revisions based on updated information, that, in total, result in no material change to the gap. These include a reduction in projected tax receipts in 2010-2011, based on updated economic data and collections experience ($202 million); a change in the timing (from 2010-2011 to 2011-2012) of estimated receipts related to conversions of health insurance companies to for-profit status ($242 million); an increase in the estimate for Medicaid expenditures ($170 million); and the elimination of a requirement for motorists to renew their license plates ($93 million). These reduced receipts are offset in part by downward revisions to the spending estimates for school aid, based on the latest database update, and for a number of other programs, based on updated program data and spending trends.

The current-services gap in the General Fund is projected to nearly double between 2010-2011 and 2011-2012, increasing from $8.2 billion to $14.5 billion. This is caused in large part by the assumed expiration, at the end of calendar year 2010, of Federal stimulus funding for Medicaid, education, and other governmental purposes in the current-services forecast, which would result in approximately $4.4 billion in costs reverting to the General Fund, starting in 2011-2012. The assumption related to Federal Medicaid funding has been modified in the Updated Financial Plan, based on the President’s Executive Budget dated February 1, 2010. The annual growth in the gap is also affected by the sunset, at the end of calendar year 2011, of the temporary PIT increase enacted in 2009-2010, which is expected to reduce 2011-2012 receipts by approximately $1 billion from 2010-2011 levels.

Special Considerations. The Annual Information Statement noted that many complex political, social, environmental and economic forces influence the State’s economy and finances, many of which are outside the ability of the State to control. These include, but are not limited to, the performance of the national and State economies; the impact of continuing write-downs and other costs affecting the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; the impact of calendar year 2008 wage and bonus activity on the State tax settlement in fiscal year 2009-2010; access to the capital markets in light of the disruption in the municipal bond market; litigation against the State, including challenges to certain tax actions and other actions authorized in the Enacted Budget; and actions taken by the federal government, including audits, disallowances, and changes in aid levels. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year.

For example, the State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of national and State economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are materially worse than predicted, with corresponding material and adverse effects on the State’s projections of receipts and disbursements.

Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projections of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source from its estimated tax base.

Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for the use of State services.

An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State’s projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowances or other federal actions that could affect State finances.

In the Annual Information Statement, DOB stated that it beliefs that its projections of receipts and disbursements relating to the then-current State Financial Plan, and the assumptions on which they are based, were reasonable while noting that actual results, however, could differ materially and adversely from the projections set forth in the Annual Information Statement. In the past, the State has taken management actions to address potential State Financial Plan shortfalls, and DOB noted its belief that it could take similar actions should variances occur in its projections for the current fiscal year.

Actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State. These gaps result in a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance however, that the Legislature will enact the Governor’s proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

GASB 45: GASB 45 requires state and local governments to reflect the value of OPEBs, predominantly health care, for current employees and retirees.

The State used an independent actuarial consulting firm to calculate retiree health care liabilities. The analysis calculated the present value of the actuarial accrued total liability for benefits as of March 31, 2009 at $55.4 billion ($46.3 billion for the State and $9.1 billion for the State University of New York (“SUNY”), using the level percentage of projected payroll approach under the Frozen Entry Age actuarial cost method.

This liability was disclosed in the 2008-2009 basic GAAP financial statements issued by the State Comptroller in July 2009. GASB rules indicate the liability may be amortized over a 30-year period; therefore, only the annual amortized liability above the current Pay-As-You-Go (“PAYGO”) costs is recognized in the financial statements. The 2008-2009 liability totaled $4.2 billion ($3.2 billion for the State and $1 billion for SUNY) under the Frozen Entry Age actuarial cost method amortized based on a level percent of salary, or roughly $3 billion ($2.3 billion for the State and $0.7 billion for SUNY) above the current PAYGO retiree costs. This difference between the State’s PAYGO costs and the actuarially determined required annual contribution under GASB 45 reduced the State’s currently positive net asset condition at the end of 2008-2009 by $3 billion.

GASB does not require the additional costs to be funded on the State’s budgetary basis, and no funding is assumed for this purpose in the State Financial Plan. On a budgetary (cash) basis, the State continues to finance these costs, along with all other employee health care expenses, on a PAYGO basis.

The current State Financial Plan does not assume pre-funding of the GASB 45 liability. If such liability were pre-funded at this time, the additional cost above the PAYGO amounts would be lowered. The State’s Health Insurance Council, which consists of the Governor’s Office of Employee Relations, Civil Service and DOB, will continue to review this matter, and seek input from the State Comptroller, the legislative fiscal committees and other outside parties.

In any year, the State Financial Plan is subject to risks that, if they were to materialize, could affect operating results. The AIS identified the following as the most significant current risks to the State Financial Plan:

Risks to Economic Forecast. DOB’s explained in the AIS that its outlook calls for an end to the current recession sometime in the third quarter of calendar year 2009, making it the longest since the Great Depression. DOB, however, noted that there are a number of risks to its forecast. The large economic stimulus package passed by Congress in February and a Federal Reserve interest rate target of near zero, along with its massive injections of liquidity into the financial system, are expected to contribute to positive, albeit low growth in real U.S. GDP by the third quarter of 2009. However, the response of the economy to this stimulus depends in part on the normal functioning of credit markets. Further delay in the return of normalcy to markets could in turn delay the onset of the recovery. A weaker labor market than projected could result in even lower incomes and weaker household spending than projected. The global economy could contract further than anticipated, further depressing demand for U.S. exports and putting additional downward pressure on corporate earnings. Improving equity prices as markets look beyond the current crisis have been a recent bright spot, but slower corporate earnings growth than expected could further depress equity markets, delaying their recovery and that of Wall Street. On the other hand, a stronger response to the stimulus package, higher equity prices, or stronger global growth than anticipated could result in stronger economic growth than is reflected in the forecast.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, financial market uncertainty poses a particularly large degree of risk for New York. Lower levels of financial market activity than anticipated could result in a further delay in the recovery of Wall Street profits and bonuses. A more severe national recession than expected could prolong the State’s downturn, producing weaker employment and wage growth than projected. Weaker equity and real estate activity than anticipated could negatively affect household spending and taxable capital gains realizations. These effects could ripple though the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

In addition, the Annual Information Statement identified the following specific risks to the State Financial Plan:

Labor Settlements. The State has reached labor settlements with several labor unions, Civil Service Employees Association (“CSEA”), Public Employees Federation (“PEF”), United University Professions (“UUP”), District Council 37, and the Police Benevolent Association. Under terms of these four-year contracts, which run from April 1, 2007 through April 1, 2011 (July 2, 2007 through July 1, 2011 for UUP), employees will receive pay increases of 3 percent annually in 2007-2008 through 2010-2011 and 4 percent in 2011-2012. Pursuant to the Governor’s directive, most non-unionized “management/confidential” will not receive the planned general salary increase, merit awards, longevity payments, and performance advances in 2009-2010. Other unions representing uniformed correctional officers, graduate students, and security/park police have not reached settlements with the State at this time. DOB estimated that if all the unsettled unions were to agree to the same terms that have been ratified by other unions, it would result in added costs of approximately $400 million in 2009-2010, assuming a retroactive component for fiscal years 2007-2008 and 2008-2009, and approximately $275 million in both 2010-2011 and 2011-2012. The Enacted Budget assumes spending related to these settlements. There can be no assurance that actual settlements will not exceed the amounts included in the State Financial Plan. In addition, no reserve has been set aside for potential pay raises for judges.

School Supportive Health Services. The Office of Inspector General (“OIG”) of the United States Department of Health and Human Services has conducted six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicaid and Medicare Services (“CMS”) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal.

While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits.

Proposed Federal Rule on Medicaid Funding. On May 25, 2007, CMS issued a final rule that, if implemented, would significantly curtail federal Medicaid funding to public hospitals (including New York City’s HHC) and programs operated by both the Office of Mental Retardation and Developmental Disabilities (“OMRDD”) and the Office of Mental Health (“OMH”). The rule seeks to restrict State access to federal Medicaid resources by changing the upper payment limit for certain rates to actual facility reported costs. It is estimated that this rule could result in a loss of $350 million annually in federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System. As part of the ARRA, implementation has been delayed until July 1, 2009. On May 23, 2007, CMS issued another rule that would eliminate Medicaid funding for Graduate Medical Education (“GME”). The proposed rule clarifies that costs and payments associated with GME programs are not expenditures of Medicaid for which federal reimbursement is available. This rule could result in a State Financial Plan impact of up to $600 million since the State would be legally obligated to pay the lost non-federal share. As part of the ARRA, implementation has been delayed indefinitely.

On February 22, 2008, CMS issued a change to the rules that regulate State taxation of healthcare entities, effective April 22, 2008. The rule affords CMS flexibility in identifying a “linkage” between provider taxes and Medicaid payments rendering the tax invalid. The State currently uses a substantial amount of provider tax receipts to finance various healthcare programs that serve the State’s most vulnerable populations. While the State strongly believes that its imposed taxes are in full compliance, the vagueness of the new rules provides no assurance that these funding streams are adequately protected. On May 6, 2009, CMS extended the delayed implementation through June 30, 2010.

CMS has also issued a rule regarding targeted case management which clarifies the definition of covered services. The final rule was issued on December 4, 2007 and made effective March 3, 2008. The State is currently in the process of litigating this issue and has requested a one-year implementation extension. On May 6, 2009, CMS issued a proposed regulation that would partially rescind the revised definitions of services covered and provide states with the necessary flexibility to ensure beneficiary access to case management services.

Further, CMS has proposed to restrict Medicaid coverage for rehabilitative services and reimbursement for school based health services, which could pose a risk to the State Financial Plan and result in hundreds of millions of dollars in reduced federal-share funding. As part of the ARRA, implementation of restrictions for rehabilitation services has been delayed indefinitely, while school based health services has been deferred until July 1, 2009. As a result of issues brought forward by states, the school based regulation was rescinded on May 6, 2009.

On all rules, the State is actively lobbying the federal government to be held harmless, either through an extension/modification of the current moratorium or through other administrative or statutory means. The State is joined by many other states in challenging the adoption on the basis that CMS is overstepping its authority and ignoring Congressional intent.

Health-Care Financing. At this time, the Updated Financial Plan does not include estimates of the costs or savings, if any, that may result if the Federal government were to approve comprehensive changes to the nation’s health-care financing system. There is a risk that Federal changes could have a materially adverse impact on the State Financial Plan projections in future years. DOB expects to provide a more comprehensive assessment as events warrant.

New York City Personal Care Audit. The OIG of the United States Department of Health and Human Services released a September 2008 draft audit with regard to Medicaid reimbursement for personal care services in New York City. The draft audit reviewed claims for the period July 1, 2004 through December 31, 2006. Based upon their review, the OIG is calling for the State to repay an estimated $815 million in federal Medicaid because payments were not supported with required medical exams and social and nursing assessments. Both New York City and Department of Health (“DOH”) disagree with these findings and have since conducted their own claims review. On February 10, 2009, DOH submitted its formal response to OIG contesting the audit findings. To date, OIG has shared no additional comments.

Bottle Bill. The February AIS Update noted that in International Bottled Water Association, et al. v. Paterson, et al., the plaintiffs seek declaratory and injunctive relief declaring that certain amendments to the State’s Bottle Bill enacted on April 7, 2009 as part of the 2009-2010 budget violate the due process clause, the equal protection clause and the commerce clause of the United States Constitution. On May 27, 2009, the United States District Court for the Southern District of New York issued a preliminary injunction staying the June 1, 2009 effective date of the amendments to the Bottle Bill and declared that the section of the amendments which requires that the plaintiffs and other beverage manufacturers and distributors place a unique New York-exclusive universal product code on all bottles covered by the law that are offered for sale in the State violates the commerce clause of the United States Constitution. By order entered May 29, 2009 that superseded the above-referenced May 27, 2009 preliminary injunction, the district court granted a preliminary injunction that (1) enjoined the State from implementing or enforcing the New-York exclusive universal product code provision of the Bottle Bill and (2) enjoined the State from implementing or enforcing any and all other amendments to the Bottle Bill signed into law on April 7, 2009, until April 1, 2010, to allow persons subject to the amendments sufficient time to comply with the law’s requirements. The defendants moved to modify the preliminary injunction. On August 13, 2009 the court modified the injunction so that its provisions applied only to water bottles, stating that the injunction would dissolve by October 22, 2009 unless the bottlers showed cause that due process required that the injunction should continue. On October 23, 2009, after reviewing the parties’ submissions, the Court lifted the injunction, allowing most parts of the State law requiring a five cent deposit on water bottles to take effect October 31, 2009. The Court’s decision, however, permanently enjoined the State from implementing a provision that required water bottles to bear a New York exclusive universal product code on each bottle.

Other State Financial Plan Risks. The State Financial Plan forecast also contains specific transaction risks and other uncertainties including, but not limited to, the development of new Video Lottery Terminal facilities; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the State Financial Plan; the enforcement of certain tax regulations on Native American reservations; the timing and value of proceeds from the sale of Wellpoint stock expected to finance certain health care spending; and the achievement of cost-saving measures, including, but not limited to, administrative savings in State agencies through the WRP and the transfer of available fund balances to the General Fund, at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the State Financial Plan. Finally, there can be no assurance that (1) receipts will not fall below current projections, requiring additional budget-balancing actions in the current year, and (2) the gaps projected for future years will not increase materially from the projections set forth in the Annual Information Statement.

In addition to the risks identified in the Annual Information Statement, the February AIS Update identified the following risks to the State Financial Plan:

State Cash Flow Projections: The Enacted Budget for 2009-2010 authorized the General Fund to borrow resources temporarily from other available funds in the State’s Short-Term Investment Pool (“STIP”) for a period not to exceed four months or to the end of the fiscal year, whichever occurs first. The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller (available balances include money in the State’s governmental funds, as well as certain other money). Through the first ten months of 2009-2010, the General Fund used this authorization to meet payment obligations in May, June, September, November, and December 2009, as well as January 2010. The General Fund may need to rely on this borrowing authority at times during the remainder of the fiscal year. During the fiscal year, the State has taken actions to maintain adequate operating margins, and expects to continue to do so as events warrant. For example, the State plans to make its contribution of approximately $960 million to the State Retirement System on March 1, 2010, the statutory payment date, rather than in September 2009, as originally planned. In addition, in December 2009, the Budget Director deferred a portion of certain payments to school districts, counties, and other entities to preserve liquidity during the month. The State has reserved money to make the debt service payments scheduled for February and March 2010 that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds, continues to be set aside as required by law and bond covenants. The General Fund ended December 2009 with a negative balance of approximately $205 million. Absent the specific cash management actions outlined above and the benefit of certain actions approved in the Deficit Reduction Plan, the negative balance would have exceeded $1.5 billion. Preliminary results for January 2010 indicate the General Fund had a balance of $3.3 billion. The projections assume that the gap-closing plan is enacted in its entirety by the start of the fiscal year. Cash balances are expected to continue to be relatively low, especially during the first half of the fiscal year, including projected month-end negative balances in the General Fund for May through August 2010. The balances assume that all payments related to the carry-forward of the $1.4 billion General Fund shortfall in 2009-2010 are made no later than June 2010. The Updated Financial Plan assumes that the General Fund will continue to borrow periodically from STIP. The Amended Executive Budget proposes legislation that would, among other things, remove certain resources of the State University from the governmental funds of the State. If this were to occur, the available balances in STIP would be substantially reduced.

Structural Budget Gap: Spending continues to increase at a faster rate than receipts. The State-financed portion of the budget has grown faster than both personal income and inflation over the past ten years. From 1998-1999 through 2008-2009, overall spending has grown at a compound annual rate of 5.6 percent. By comparison, the growth in personal income, which is a reasonable approximation for long-term receipts growth, averaged approximately 4.5 percent over the same period. Before accounting for the impact of the gap-closing plan, State Operating Funds disbursements are projected to increase at approximately 7.6 percent annually over the next four years. The gap-closing plan would reduce the growth rate to approximately 6.2 percent annually. In comparison, State receipts over the plan period are projected to grow at approximately 4 percent annually, consistent with DOB’s economic forecast for the recession and recovery.

Budget Process: Legislation enacted in 2007 requires that, by March 1, 2010, the Executive and the majority parties in each house of the Legislature reach consensus on the changes, if any, to the Executive Budget forecast for receipts in the current year and for 2010-2011. If no consensus is reached, the State Comptroller must establish the receipts forecast by no later than March 5. The State’s new fiscal year begins on April 1.

Other State Financial Plan Risks. There can be no assurance that the Legislature will not make changes to the Executive Budget that have an adverse impact on the budgetary projections set forth in the February AIS Update, or that it will take final action on the Executive Budget before the start of the new fiscal year on April 1, 2010. Furthermore, there can be no assurance that the budget gaps in the current year or future years will not increase materially from current projections. If this were to occur, the State would be required to take additional gap-closing actions. These may include, but are not limited to, additional reductions in State agency operations; suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In nearly all cases, the ability of the State to implement these actions requires the approval of the Legislature or other entities outside of the control of the Governor.

The forecast set forth in the February AIS Update contains specific transaction risks and other uncertainties including, but not limited to, full implementation of the Deficit Reduction Plan in the current year, including transactions related to Battery Park City Authority ($200 million) and the Video Lottery Terminal franchise payment ($300 million) which, if these do not occur as planned, would require additional cash management actions in the current year; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan; and the achievement of cost-saving measures including, but not limited to, administrative savings in State agencies, including workforce management initiatives, and the transfer of available fund balances to the General Fund at the levels currently projected. Several transactions are dependent upon the actions of third parties, including those involving the Battery Park City Authority, the Video Lottery Terminal franchise payment, and certain workforce management actions that need to be negotiated with the unions representing State employees. Ongoing delays continue to surround the award of the Video Lottery Terminal franchise and have the potential to impact the timing of the expected franchise payment. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in the current year.

The Updated Financial Plan assumes the federal government will authorize a six-month extension (January 1, 2011 through June 30, 2011) of the higher Federal Medical Assistance Percentage authorized in the American Recovery and Reinvestment Act of 2009. If the Federal Medical Assistance Percentage extension is not approved, or approved at a reduced level, then additional gap-closing actions will be required by the State.

The Updated Financial Plan includes the costs of a pattern settlement for all unsettled unions, the largest of which represents costs for fiscal years 2009-2010 and 2010-2011 for the New York State Correctional Officers and Police Benevolent Association. However, there can be no assurance that actual settlements will not exceed the amounts included in the Updated Financial Plan. Furthermore, the current round of collective bargaining agreements expires at the end of 2010-2011. The Financial Plan does not include any costs for potential wage increases beyond that point. In addition, no reserve has been set aside for potential pay raises for judges.

Cash-Basis Results for Prior Fiscal Years.

2008-2009 Fiscal Year: The State ended 2008-2009 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State’s initial projections for 2008-2009. Disbursements for the year, including transfers to other funds, finished at $1.75 billion lower than initially expected. This resulted in $83 million less available in cash reserves than was planned when the budget was enacted.

The General Fund ended the 2008-2009 fiscal year with a balance of $1.9 billion, which included dedicated balance of $1.2 billion in the State’s rainy day reserve funds that can only be used for unforeseen mid-year shortfalls, the contingency reserve fund to guard against litigation risks ($21 million), the community projects fund ($145 million) and $503 million in general reserves, $163 million of which DOB expects to use for payments initially planned for 2008-2009 that were delayed until 2009-2010. The year-end balance was substantially improved by the receipt of $1.3 billion in unplanned General Fund relief from the temporary increase in the federal matching rate for Medicaid expenditures under ARRA.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in 2008-2009, an increase of $707 million from 2007-2008 results. While tax receipts decreased by $94 million, miscellaneous receipts increased by $623 million and transfers increased by $178 million. The decline in tax receipts was primarily attributable to a decline in business taxes.

General Fund spending, including transfers to other funds, totaled $54.6 billion in 2008-2009, an increase of $1.2 billion from 2007-2008. The main source of annual growth was school aid.

2007-2008 Fiscal Year: The State ended 2007-2008 in balance. Receipts in 2007-2008 were $578 million lower than the State’s initial projections while disbursements for the year finished at $299 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance discretionary grants from the Community Projects Fund ($13 million).

The General Fund ended the 2007-2008 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State’s rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-2008), the Contingency Reserve Fund ($21 million), the Community Projects Fund ($340 million) and $1.2 billion in general reserves, $122 million of which DOB expects to use for debt management.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-2008, an increase of $1.7 billion from 2006-2007 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-2008, an increase of $1.8 billion from 2006-2007. The main sources of annual growth were school aid, children and family services, and public assistance.

2006-2007 Fiscal Year: DOB reported a 2006-2007 General Fund surplus of $1.5 billion. Results for 2006-2007 were $1.5 billion higher than the balanced Enacted Budget as a result of receipts revisions over initial projections ($1.4 billion) and changes to reserve fund balances ($767 million), partly offset by higher than initially projected disbursements ($607 million). Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion.

The General Fund ended the 2006-2007 fiscal year with a balance of $3.0 billion, which included dedicated balances of $1.0 billion in the State’s rainy day reserve fund (after an $87 million deposit at the close of 2006-2007), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($278 million). The closing balance also included $1.7 billion in general reserves.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in 2006-2007, an increase of $4.2 billion from 2005-2006 results. Tax receipts increased by $3.4 billion, transfers increased by $419 million, and miscellaneous receipts increased by $239 million.

General Fund spending, including transfers to other funds, totaled $51.6 billion in 2006-2007, an increase of $5.1 billion from 2005-2006. The main sources of annual growth were school aid, Medicaid, and higher education programs.

State Retirement Systems. The New York State and Local Retirement Systems (the “Systems”) provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees’ Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 33 percent of the membership during the 2008-2009 fiscal year. There were 3,025 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 2009, 679,908 persons were members and 366,178 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

Recent market volatility and the recent decline in the market value of many equity investments have negatively impacted the assets held for the Systems. Recent market volatility and the recent decline in the market value of many equity investments have negatively impacted the assets held for the Systems. The current actuarial smoothing method spreads the impact over a 5-year period, and thus contribution rate increases are expected for fiscal year 2012 through 2015. The amount of such increases will depend, in part, on the value of the pension fund as of each April 1 as well as on the present value of the anticipated benefits to be paid by the pension fund as of each April 1. Final contribution rates for fiscal year 2011 were released in early September 2009. The average 2011 Employees’ Retirement System rate increased from 7.4 percent of salary in fiscal year 2010 to 11.9 percent of salary in fiscal year 2011, while the average 2011 Police and Fire Retirement System rate increased from 15.1 percent of salary in fiscal year 2010 to 18.2 percent of salary in fiscal year 2011.

On December 10, 2009, the Governor signed a bill that amended Articles 14, 15 and 19 and created Article 22 of the Retirement and Social Security Law (“RSSL”). This resulted in significant changes to benefits for members of the Employees’ Retirement System and the Police and Fire Retirement System. Employees’ Retirement System members joining on or after January 1, 2010 will be covered by these benefits and will be in tier 5. Police and Fire Retirement System members joining on or after January 9, 2010 may also be covered by these benefits and may also be in tier 5.

Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. The Office of State Comptroller (“OSC”) reports that the net assets available for benefits as of March 31, 2009 were $110.9 billion (including $2.9 billion in receivables), a decrease of $44.9 billion or 28.8 percent from the 2007-08 level of $155.8 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $170.5 billion on April 1, 2008 to $176.6 billion (including $69.0 billion for current retirees and beneficiaries) on April 1, 2009. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2009 in that amortized cost was used instead of market value for bonds and mortgages and the non-fixed investments utilized a smoothing method which recognized 20 percent of unexpected gain for the 2009 fiscal year, 40 percent of the unexpected gain for the 2008 fiscal year, 60 percent of the unexpected gain for the 2007 fiscal year and 80 percent of the unexpected gain for the 2006 fiscal year. Actuarial assets decreased from $151.8 billion on April 1, 2008 to

$149.0 billion on April 1, 2009. The funded ratio, as of April 1, 2009, using the entry age normal funding method, was 101 percent.

Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (the “LGAC”), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State’s annual seasonal borrowing. The legislation also dedicated revenues equal to one cent of the State’s four cent sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations are to be amortized over a period of no more than 30 years.

The legislation eliminated annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no tax and revenue anticipation notes (“TRANs”) seasonal borrowing in the fifth year). This provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue deficit notes.

The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Legislation enacted in 2003 currently requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any possible bonds issued by The City of New York or its assignee, that act or omission would not constitute an Event of Default with respect to LGAC bonds. The Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to the City.

State Personal Income Tax Revenue Bond Financing. Legislation enacted in 2001 provided for the issuance of State Personal Income Tax (“PIT”) Revenue Bonds by the Dormitory Authority of the State of New York (“DASNY”), the New York State Environmental Facilities Corporation (“EFC”), the Housing Finance Agency (“HFA”), the New York State Thruway Authority (“Thruway Authority”) and the Urban Development Corporation (“UDC”), (collectively, the “Authorized Issuers”).

The legislation provides that 25 percent of State PIT receipts, excluding refunds owed to taxpayers, be deposited to the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on State PIT Revenue Bonds, with excess amounts returned to the General Fund. Legislation enacted in 2007 increased the amount of PIT receipts to be deposited into the RBTF by removing an exclusion for PIT amounts deposited to the STAR Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual PIT receipts or (ii) $6 billion.

The first State PIT Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State PIT Revenue Bonds. To date, State PIT Revenue Bonds have been issued to support programs related to six general purposes: Education, Economic Development and Housing, Environment, State Facilities and Equipment, Transportation and Health Care. For the first time in 2007-2008, State PIT bonds were issued to support the Health Care Efficiency and Affordability Law for New Yorkers Capital Grant Program. State PIT Revenue Bonds are expected to continue to be the primary financing vehicle for a broad range of existing or new State-supported debt programs authorized to be secured by service contract or lease-purchase payments. As of March 31, 2009, approximately $13.7 billion of State PIT Revenue Bonds were outstanding. The Enacted Budget projects that $4.1 billion of State PIT Revenue Bonds will be issued in 2009-2010.

In addition, the Enacted Budget authorizes the use of PIT revenue bonds to finance the mental health facilities program, in response to the turbulence in the credit markets. During the 2008-2009 State fiscal year, credit spreads have diverged by more than 100 basis points for highly rated credits like PIT and lower rated credits like mental health. Owing to this divergence, the State has temporarily decided to use State PIT Revenue Bonds to finance its new money needs for the mental health program and refund certain variable rate bonds in the 2009-2010 fiscal year.

Financing Activities. For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt or the broader measure of State-related debt. “State-related debt” consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. Since May 2002, the State has financed its capital program, previously financed through lease-purchase and contractual obligations of public authorities, with State Personal Income Tax Revenue Bonds, issued by Authorized Issuers.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. Regardless, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

Under the State Constitution, the State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing TRANs, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (“BANs”). TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue TRANs has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

Debt Reform Act. The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly State Financial Plan update (each, a “Financial Plan Update”) most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either of the caps on the debt outstanding or debt service, is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2009. On October 30, 2009, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2009 at 2.67 percent of personal income and debt service on such debt at 1.58 percent of total governmental receipts, compared to the caps of 3.65 percent for each.

Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act throughout the next several years. However, the State has entered into a period of declining debt capacity. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $6.8 billion in 2009-10 to only $52 million in 2012-13. Measures to further adjust capital spending and debt financing practices will be needed in order to stay within the statutory limitations.

Public Authorities — General. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2008, 19 public authorities had debt outstanding of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $140 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

New York City. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. See below for a more detailed discussion of the fiscal condition of the City.

Litigation. Adverse developments in certain proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2009-2010 State Financial Plan. The State believes that the 2009-2010 State Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2009-2010 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2009-2010 Enacted Budget Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2009-2010 Enacted Budget Financial Plan.

Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2008, the State Legislature authorized 17 bond issuances to finance local government operating deficits. There were no additional authorizations in 2009. In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. Currently, the City of Buffalo operates under a control board. The counties of Nassau and Erie as well as the cities of New York and Troy have advisory boards. The City of Yonkers no longer operates under an oversight board but must adhere to a separate fiscal agent act. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2009-2010 fiscal year or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or Federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Grants to Local Governments. Grants to Local Governments includes payments to local governments, school districts, healthcare providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local assistance comprises 71 percent of “all funds” (which includes both State and federal funds) spending. In 2009-2010, “all funds” spending for local assistance is proposed to total $93.2 billion. Total spending is comprised of State aid to medical assistance providers and public health programs ($40.5 billion); State aid for education, including school districts, universities, and tuition assistance ($34.3 billion); temporary and disability assistance ($4.8 billion); mental hygiene programs ($3.9 billion); transportation ($3.1 billion); children and family services ($2.7 billion); and local government assistance ($1.1 billion). Other local assistance programs include criminal justice, economic development, housing, parks and recreation, and environmental quality.

The State’s share of Medicaid is financed with a combination of General Fund and Health Care Reform Act resources, as well as a share required by local governments. The federal government is financing an additional share of Medicaid costs for October 2008 through December 31, 2010. The Updated Financial Plan assumes that the federal government will extend the enhanced financing another six months through June 30, 2011, which temporarily lowers the State’s costs for the program. Medicaid growth over the plan period is affected by increasing Medicaid enrollment, rising costs of provider health care services, higher levels of utilization, and expiration of the temporarily enhanced levels of federal aid. The expiration of the higher federal share in 2010-2011 substantially increases spending in 2011-2012. Excluding the impact of enhanced Federal Medical Assistance Percentage, State spending for Medicaid is expected to grow significantly over the multi-year Financial Plan, increasing at an average annual rate of 9.6 percent, from $15.1 billion in 2010-2011 to $19.9 billion in 2013-2014. Overall Medicaid growth results, in part, from the combination of projected increases in service utilization and medical care cost inflation that affects nearly all categories of service (e.g., hospitals, nursing homes), as well as rising enrollment levels. Other factors contributing to Medicaid spending growth include additional costs of approximately $500 million annually attributable to the State cap on local government Medicaid cost increases and takeover of local Family Health Plus costs. Also, the payment of an extra weekly cycle to providers adds an estimated $400 million in 2011-2012. The number of Medicaid recipients is expected to grow to 4.73 million in 2010-2011, an increase of 9.5 percent from the estimated 2009-2010 caseload of 4.32 million.

School aid spending includes foundation aid; Universal Pre-Kindergarten expansion; and expense-based aids such as building aid, transportation aid, and special education. School aid spending is supported by the General Fund, as well as lottery revenues (including Video Lottery Terminals). On a school-year basis, school aid is projected to grow from $20.5 billion in 2010-2011 to $26 billion in 2013-2014, an average annual rate of 8.2 percent. Growth in 2011-2012 is primarily due to increases in expense-based aid. Growth in 2012-2013 and beyond is primarily due to increases in foundation aid; Universal Pre-Kindergarten expansion; and contractual increases in expense-based aids such as building aid and transportation aid.

On a State fiscal-year basis, school aid spending is projected to grow by $1.8 billion in 2011-2012, $2.1 billion in 2012-2013, and $1.7 billion in 2013-2014. Over the multi-year Financial Plan period, revenues available to finance school aid are expected to increase by $86 million from core lottery sales, and by $283 million from Video Lottery Terminals, consistent with 2010-2011 Executive Budget recommendations to bolster revenues. The Updated Financial Plan currently assumes a one-time franchise payment from the sale of Video Lottery Terminal development rights at Aqueduct in 2009-2010, and operations are expected to begin there in 2011.

Mental hygiene spending is projected to grow on average by $200 million annually to total $4.1 billion in 2013-2014. Sources of growth include: increases in the projected State share of Medicaid costs; projected expansion of the various mental hygiene service systems, including increases primarily associated with the Office of Mental Retardation and Developmental Disabilities NYS-CARES program; the New York/New York III Supportive Housing agreement and community beds that are currently under development in the Office of Mental Health pipeline; and several chemical dependence treatment and prevention initiatives in Office of Alcoholism and Substance Abuse Services, including treatment costs associated with recent drug law reform.

Children and Family Services spending is expected to grow by approximately $200 million annually through 2013-2014 primarily driven by growth in local claims-based programs, including child welfare. Welfare spending is projected to increase by $475 million from $1.1 billion in 2010-2011 to $1.6 billion by 2013-2014, consistent with the projected increase in the public assistance caseload, based on the latest economic forecast and updated program data.

APPENDIX D

CONFIDENTIAL

Proxy Voting Policies

For The BlackRock-Advised Funds

December, 2009

Copyright © 2009 BlackRock, Inc. All rights reserved.

I.	INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Corporate Governance Committee (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes are in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II.	PROXY VOTING POLICIES

A. Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B. Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D. Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F. Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III.	CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV.	REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

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